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[LOGO]                                                  Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996
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                                                                    Exhibit 10.7
                                                                    ------------

                                   AGREEMENT

                                    for the

                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

INTRODUCTION
------------

EarthWatch Incorporated, a corporation organized and existing under the laws of the State of Delaware, having an office at 1900 Pike Road, Longmont, Colorado 80501 (hereinafter referred to as "EarthWatch") and Eastman Kodak Company, a corporation organized and existing under the laws of New Jersey, with offices at 800 Lee Road, Rochester, New York, 14650-3121 (hereafter referred to as "Kodak") have entered into this Agreement effective October 15, 1996 (the "Effective Date") for the EarthWatch QuickBird Sensor Subsystem (this "Agreement").

ARTICLE 1: OVERALL SCOPE OF THE PROJECT
---------------------------------------

Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources for the definition, design, production, integration, test, and verification of one (1) Sensor Subsystem and the critical parts listed in
Exhibit 6 for a second Sensor Subsystem, with a priced option for completion of a second Sensor Subsystem, including the information necessary for EarthWatch (or designated Space Segment Integrating Contractor) to integrate the Sensor Subsystems into the QuickBird Spacecraft and operate the Sensor Subsystem on orbit. In connection therewith, Kodak shall perform the Services and produce the Deliverables specified in the Statement of Work for the QuickBird Sensor Subsystem, Document SE.1M.SSS.005.A, dated October 14, 1996, attached hereto as
Exhibit 2 (the "Statement of Work") in accordance with the delivery dates set forth in the Statement of Work. The Sensor Subsystems shall meet the performance and verification requirements specified in the Performance Specification for the QuickBird (QB) Spacecraft Sensor Subsystem, Document SE.1M.SSS.004.A, dated October 14, 1996 attached hereto as Exhibit 3 (the "Performance Specifications"). The Sensor Subsystem shall satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018A, dated October 14, 1996 (the "Interface Specifications") attached hereto as Exhibit 7.

ARTICLE 2: PRICE AND PAYMENT
----------------------------

The total prices for the first unit and critical parts for the second unit, and optional second unit, exclusive of any sales or value added tax, payable by EarthWatch to Kodak shall be as specified in Exhibit 4. The payment schedule shall be based upon the accomplishment of milestones in the program. The payment schedule and termination liability schedule shall be as specified in

 Public Release of Information Contained Herein is Controlled Per Contractual
                                  Agreement.
                                                                               i
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                                                        Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

Exhibit 4. The total price, payment schedule, and termination liability schedule shall remain firm as long as EarthWatch does not materially change the other requirements and terms of this Agreement.

ARTICLE 3: TERMS AND CONDITIONS
-------------------------------

Terms and Conditions applicable to this Agreement are attached as Exhibit 1.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized representatives as of the date first above written.

EarthWatch Incorporated:



By:  /s/ Richard N. Herring              October 14, 1996

     Richard N. Herring                  Date
     Chief Executive Officer



Eastman Kodak Company:



By:  /s/ Carl A. Marchetto               October 14, 1996

     Carl A. Marchetto                   Date
     Vice President
     Eastman Kodak Company

 Public Release of Information Contained Herein is Controlled Per Contractual
                                  Agreement.
                                                                              ii
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Incorporated                                            Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

                                   Exhibit 1
                                      to
           Agreement for the EarthWatch QuickBird Sensor Subsystems

                             Terms and Conditions

UNLESS OTHERWISE STATED, ALL CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE AGREEMENT.

a)  Program Incentives/Penalties.
    ----------------------------

    (1)  Implementation Incentives: EarthWatch and Kodak shall aggressively
         -------------------------
         identify design and implementation techniques which can control and/or reduce the costs and schedules of the program. Where changes to contract requirements are identified by Kodak and lead to a reduction in the definitized price of the contract, the parties shall share in such reductions on a 50/50 percentage basis.

    (2)  Schedule Penalties: The scheduled delivery date for each Sensor
         ------------------
         Subsystem is defined in Exhibit 4 to this Agreement. The price paid to Kodak shall be reduced by a penalty of $ 10,000 per day for each day from day one to day sixty that delivery is delayed beyond the scheduled delivery date. The price paid to Kodak shall be reduced by a penalty of $5,000 per day for each day from day sixty-one to day one hundred twenty that delivery is delayed beyond the scheduled delivery date. These late delivery penalties shall also apply to the optional second unit. For the purposes of calculating any resulting penalty, delivery shall be considered the date of shipment from Kodak.

b)  Acceptance of Deliverables.
    --------------------------

    (1)  Acceptance. Shipment approval shall occur at Kodak's facility
         ----------
         following satisfactory completion of the Flight Model Pre-Ship Review as specified in the Statement of Work. Acceptance shall occur after receipt and inspection at the Space Segment Integrating Contractor's facility or other designated facility within the Continental U.S. Acceptance will be assumed if inspection is not performed within one
         (1) day of receipt.

    (2)  Risk of Loss of Deliverables. Title and risk of loss to the
         ----------------------------
         Deliverables shall remain with Kodak and shall pass to EarthWatch when EarthWatch accepts the Deliverables.

c)  Mutual Confidentiality: Disclosure of confidential and proprietary
    ----------------------
    information shall be treated in accordance with the terms of the Confidentiality Agreement between Kodak and EarthWatch, dated 24 June 1996, included herein as Exhibit 5.

Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

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               Incorporated                             Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

d)   Use of Facilities: Kodak and Kodak's employees, contractors and agents who
     -----------------
     are performing Services shall have access to appropriate EarthWatch and Space Segment Integrating Contractor sites as needed to perform their tasks. Kodak shall be responsible for Kodak's and associated personnel observing site rules and regulations, including, but not limited to, safety regulations, security requirements and rules relating to working in harmony with others at the site.

e)   Payment Terms:
     -------------

    1)    Responsibility for Expenses: EarthWatch shall have no obligation to
          ---------------------------
          Kodak for any charges unless the charges are expressly authorized in the Statement of Work or this Agreement. Kodak shall not incur any expenses on behalf of EarthWatch unless specifically authorized to do so in the applicable Statement of Work or this Agreement. Any expenses that are otherwise reimbursable to Kodak that are not listed in the Statement of Work or this Agreement are subject to prior review and approval by EarthWatch.

    2)    Invoices: Kodak shall issue invoices in accordance with the milestone
          --------
          schedule set forth in Exhibit 4. Invoices shall describe the milestones completed, the amounts due for the milestones, and applicable taxes, if any. The invoices shall be sent via overnight mail.

    3)    Payments and Billing Disputes:  Kodak shall be paid by EarthWatch
          -----------------------------
          upon successful completion of each program milestone and submission of a corresponding invoice. These amounts must be received by Kodak within 30 calendar days of the invoice date. All payments made to Kodak from EarthWatch shall be in U.S. dollars. EarthWatch shall pay a penalty of one percent (1.00%) of the full invoice amount for each month, or any portion of a month, that a payment is past due until the past due amount is paid by EarthWatch. Late payment charges will be billed to EarthWatch on a separate invoice. Kodak shall be solely responsible for payment to its vendors and suppliers for all sums properly due such parties.

          In the event that EarthWatch does not agree with the completion of a milestone invoiced by Kodak, EarthWatch shall so notify Kodak in writing within 5 business days of receipt of the invoice. If it is determined that Kodak has not completed the milestone as specified in
          Exhibit 4, the invoice date shall be delayed until such time as the milestone is completed. If it is determined that Kodak had properly completed the milestone as of the original invoice date, then payment shall be due within 30 calendar days of the original invoice date and all applicable late payment penalties shall apply.

          Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

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           incorporated                                Doc. No. SE.1M.SSS.002.A
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      EarthWatch shall send payments to the following address and shall include
      Kodak's invoice number on all payments:

           EASTMAN KODAK COMPANY
           P.O. Box 100813
           Atlanta, GA 30384

      Payments may also be made by wire transfer to:

           CITIBANK N.A.
           New York, New York
           Routing/Transfer No. 0210-0008-9
           Account No. 40550939 (Domestic)

      Include the following information:

           EarthWatch Incorporated, Longmont, CO
           Customer No. 0565143
           Invoice No: To be completed with each transfer
           Amount Paid: To be completed with each transfer

      In the event Kodak fails to complete any milestone on or before the planned completion date, EarthWatch shall not be required to pay the amount specified for the milestone until it is completed.

      In the event that the planned completion of a milestone is delayed because of contractual direction from EarthWatch, both parties agree that the milestone description will be changed to a new mutually agreed to payment milestone description, consistent with the original planned date of completion.

  4)  Taxes:
      -----

      Sales and Use Taxes: All taxes and similar assessments, levies and
      -------------------
      government imposed obligations arising with respect to Deliverables (except for taxes on Kodak's income) shall be the obligation of and be paid by EarthWatch.

      All payments for sales and use taxes shall be collected from EarthWatch by Kodak and remitted to the proper taxing authority, in the legally defined timeframe determined by each taxing authority.

      Assuming shipment of any deliverable into the State of Colorado, the Non-Recurring Engineering Design Charges identified in Exhibit 4 to this Agreement, will be exempt from Sales and Use Tax. Kodak will include these charges as a separate line item(s) on their invoices.

      Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

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Incorporated                                            Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

          The final products (Sensor Subsystems) are tangible personal property and subject to Colorado Sales and Use Tax unless a Colorado Resale Exemption Certificate is provided to Kodak by EarthWatch. EarthWatch agrees to reimburse Kodak for tax, interest, and any penalty assessed by the State of Colorado arising from a determination by the State of Colorado that the Resale Certificate is invalid.

          Billing will occur with milestone payments up to the value of the Non-Recurring Engineering Design Charges which will be exempt from sales and use tax, with subsequent milestone payments reflecting the final products (Sensor Subsystems) which will be taxed, unless a Resale Certificate is obtained.

          Should shipment of any deliverable be into a state other than Colorado, Kodak shall coordinate with EarthWatch in determining and collecting the proper taxes.

          Licenses, Gross Receipts, Business and Occupation Taxes: Each company
          -------------------------------------------------------
          will be responsible for its own licenses, gross receipts, and business and occupation taxes.

          Property Taxes: Each company will be responsible for property taxes
          --------------
          due on property owned by the respective company.

          Other Taxes: Each company will be responsible for its own corporate
          -----------
          income, franchise taxes, etc. based upon income and/or net worth.

 f)    Termination:
       -----------

       1) Termination for Default by Kodak: EarthWatch may terminate for default
          --------------------------------
          by Kodak if:

          (a) Kodak fails to make satisfactory delivery on a Deliverable within 150 days of its scheduled delivery date,

          (b) Kodak's failure to make progress gives EarthWatch reasonable grounds to conclude that Kodak will fail to deliver a Deliverable within 150 days of the scheduled date, or

          (c) Kodak breaches any other material provision of the Agreement, and does not take adequate steps to cure such breach within 30 days after receipt of written notice from EarthWatch specifying such breach.

          Within 24 hours of a termination notice under this section, Kodak shall cease incurring any additional costs with respect to the Services or Deliverables. EarthWatch shall pay Kodak the lesser of the termination liability specified in Exhibit 4 or Kodak's actual incurred costs as verified by audit, plus reasonable termination costs from the effective date of termination.

          Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

                                                                               4
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           Incorporated                                Doc. No. SE.1M.SSS.002.A
                                                               October 14, 1996

      Kodak shall provide to EarthWatch, in an "as is" condition, all Deliverables including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination. Kodak shall assign all of its rights and obligations under any uncompleted Subcontracts to EarthWatch upon the written request of EarthWatch at the time of notification of termination. Assignment of any subcontract shall not convey any of Kodak's rights to intellectual property and Kodak property in the possession of the subcontractor which is not a deliverable under the subcontract.

      EarthWatch, as an alternative to receipt of Deliverables, may require Kodak to refund all payments under this Agreement made by EarthWatch to Kodak in addition to its other remedies under this Agreement or at law or equity.

2)    Termination for Default by EarthWatch: Kodak may terminate for Default by
      -------------------------------------
      EarthWatch if:

      (a) EarthWatch fails to make timely payments as required herein and does not make such required payment within 30 days after notice from Kodak that such payment is overdue,

      (b) EarthWatch declares bankruptcy or enters receivership, or admits in writing its inability to pay its debts as such debts become due, or

      (c) EarthWatch breaches any other material provision of this Agreement, and does not take adequate steps to cure such breach within 30 days after receipt of written notice from Kodak specifying such breach.

      Within 24 hours of a termination notice under this section, Kodak shall cease incurring any additional costs with respect to the Services or Deliverables. EarthWatch shall be required to pay Kodak the lesser of the termination liability specified in Exhibit 4 or Kodak's actual incurred costs as verified by audit, reasonable termination costs from the effective date of termination, a reasonable profit on work performed, and reasonable anticipated profit on any terminated efforts.

      In the event of termination of this Agreement under this section, and upon payment of the termination amount as specified, Kodak shall provide to EarthWatch, in an "as is" condition, all Deliverables including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination. In the event of default by EarthWatch, nothing in this section shall preclude Kodak from pursuing its other remedies at law or equity.

3)    Termination for Convenience by EarthWatch: EarthWatch may terminate the
      -----------------------------------------
      Agreement at any time for convenience on 30 days written notice to Kodak


      Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

                                                                               5
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Incorporated                                              Doc.No.SE.1M.SSS.002.A
                                                                October 14, 1996

          provided EarthWatch is not in default of any material provision of this agreement prior to the date of termination. Within 24 hours of its receipt of a termination notice under this section, Kodak shall cease incurring any additional costs with respect to the Services or Deliverables, unless EarthWatch's termination notice states otherwise. In the event of such termination, EarthWatch will pay Kodak the lesser of the termination liability specified in Exhibit 4 or Kodak's actual incurred costs as verified by audit, reasonable termination costs from the effective date of termination, a reasonable profit on work performed, and reasonable anticipated profit on terminated efforts.

          In the event of termination of this Agreement under this section, and upon payment of the termination amount as specified, Kodak shall provide to EarthWatch, in an "as is" condition, all Deliverables including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination.

    4)    Other Consequences of Termination. In addition, upon the expiration or
          ---------------------------------
          termination of this Agreement, Kodak and Kodak's personnel shall promptly return to EarthWatch or destroy, as EarthWatch directs, all papers, written materials, equipment and other information furnished to Kodak or Kodak's personnel by EarthWatch in connection with or as a result of its performance under this Agreement.

g)  Changes: The representatives identified in Section (o)(3) shall be
    -------
    authorized to request, negotiate, and authorize changes within the general scope of this Agreement including any one or more of the following:

          1. Drawings, designs, or specifications of any Deliverables to be furnished, or the description of any services to be performed.
          2.  Method of shipment or packing.
          3.  Place of inspection, or acceptance.
          4.  Place of delivery of any Deliverables to be furnished.
          5.  Place of performance of any services to be performed.

    If any such change causes a substantive increase or decrease in the cost of, or the time required for performance of any part of the work under the Contract, an equitable adjustment in (i) the Contract price, the delivery schedule, or both; and (ii) other affected terms of the Contract, and shall be incorporated into the Contract. Such adjustments shall be negotiated in good faith between Kodak and EarthWatch.

    Either party must assert its right to an adjustment under this clause within ten (10) days from the date of receipt of a written requested change from the other party. In the event that an adjustment is warranted Kodak shall submit a priced change proposal within 45 days. Not-To-Exceed change proposals may be used to accelerate this process.

          Public Release of Information Contained Herein is Controlled Per
          Contractual Agreement.                                               6
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               Incorporated                  Doc. No. SE.1M.SSS.002.A
                                                     October 14, 1996

    If Kodak's proposal includes the cost of property made obsolete or excess by the change, EarthWatch shall have the right to prescribe the manner of the disposition of the property.

    No services for which an additional cost or fee will be charged by Kodak shall be furnished without prior written authorization of EarthWatch's Authorized Representative. No change will be binding upon Kodak unless issued in writing by EarthWatch's Authorized Representative.

    Failure to agree to any adjustment shall be a dispute. However, nothing in this clause shall excuse Kodak from proceeding with the Contract as changed.

h)  Reserved
    --------

i)  Limitation of Liability: Except with respect to liabilities arising from
    -----------------------
    Kodak's indemnification obligations set forth in Section (n) below, the amounts paid to Kodak by EarthWatch pursuant to this Agreement shall be the maximum limit of Kodak's liability arising out of, or resulting from this contract or the performance or non-performance or breach thereof. IN NO EVENT SHALL EITHER PARTY BE OBLIGATED IN ANY MANNER TO PAY INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, OR EXEMPLARY DAMAGES TO THE OTHER PARTY.

j)  Technology Rights:
    -----------------

    Kodak shall retain exclusive rights of ownership of all technology developed by Kodak before and during this Agreement. Kodak shall provide full rights to EarthWatch for the use and sale of all deliverable products under this Agreement. Kodak shall not use the POINT DESIGN, as defined in this Agreement, for manufacture or sale for any commercial remote sensing use during the term of this Agreement and for a five (5) year period thereafter unless Kodak has received the written approval of EarthWatch. EarthWatch shall retain exclusive rights of ownership of all technology developed by EarthWatch before and during this Agreement.

    The POINT DESIGN shall mean and refer to the final, delivered design for a QuickBird Sensor Subsystem. The POINT DESIGN is comprised of only the top level designs of the Focal Plane Assembly, Focal Plane electronics, Data Processing Unit, and the Power Supply Unit as defined in this Agreement. The POINT DESIGN shall not include designs for components or subassemblies below the Unit levels referred to above. Examples of components or subassemblies below the unit level, include, but are not limited to, the focal plane array, the band width compression application specific integrated circuit
    (ASIC) and the electronic circuit boards.

k)  Force Majeure: Neither party shall be liable for default or delay caused by
    -------------
    any occurrence beyond its reasonable control, including but not limited to fires, strikes or labor disputes, acts of God, war, riot or civil disturbance and governmental control, regulation or permit

         Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

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           Incorporated                                 Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

     and/or embargo, but excluding financial inability. In the event Kodak should be delayed in the completion of any portion of the work by reason of any such occurrence, the time within which the portion of the work is to be completed shall be extended by the period of such delay, but no such extension shall be made unless a notice with evidence thereof is presented by Kodak to EarthWatch in writing in a timely manner after the occurrence of such delay. However, EarthWatch shall have the right to terminate this Agreement for EarthWatch's Convenience under Section (f)(3) above if such extension is equal to or greater than one hundred eighty (180) days.

l)   Product Warranty Provisions:
     ---------------------------

      1)   Warranty on Deliverables and Services. Kodak hereby represents and
           -------------------------------------
           warrants that the Deliverables shall be free from defect in material and workmanship and the completed Sensor Subsystems will conform to and perform in accordance with the Performance Specifications and Interface Specifications for a period of twelve (12) months or until launch, whichever occurs first, after EarthWatch's acceptance of such Deliverables (the "Warranty Period"). EarthWatch shall notify Kodak and allow Kodak to be present during installation, integration, and or testing of the Deliverables to assure proper handling and use under the warranty. Any action performed by Kodak under the terms of this Warranty clause will not extend the warranty period.

      2)   Breach of Warranty. EarthWatch shall give written notice to Kodak of
           ------------------
           any breach of warranty occurring within the Warranty Period. Such notice shall include sufficient information to determine the part number, serial number, the nature and the circumstances of the alleged defect. Kodak shall promptly investigate the breach and advise EarthWatch of planned corrective action. In the event of a breach of the warranty, and as sole remedy, Kodak will, at its option, repair or replace, at the point of manufacture, or on site, any defective Deliverables at Kodak's expense. Defects identified in the first unit, including those identified on orbit, shall be repaired in any optional units covered under this Agreement. Kodak shall also correct any Technical Data pertinent to defective equipment to the extent delineated herein above.

      3)   Limitations. This warranty shall not apply to any defects in
           -----------
           Deliverables caused by accident, misuse, unauthorized alteration, normal wear, or improper installation, maintenance and service. This is not a fix all failures warranty. This warranty does not cover reimbursement for expenses for labor in gaining access to, removal and installation of defective products. Kodak shall be responsible for repair or replacement at either the point of delivery or at Kodak's facilities. Transportation costs from other locations shall be EarthWatch's responsibility. THE FOREGOING WARRANTIES AND REMEDIES ARE EXCLUSIVE AND ARE IN LIEU OF ANY WARRANTY OF MERCHANTABILITY, FITNESS


           Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

                                                                               8
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               Incorporated                        Doc. No. SE.1M.SSS.002.A
                                                              October 14, 1996

          FOR PARTICULAR PURPOSE OR OTHER WARRANT OF QUALITY, WHETHER EXPRESS, STATUTORY OR IMPLIED.

m)  Compliance with Laws: Kodak agrees that it will comply with all applicable
    --------------------
    federal, state and local laws, regulations and codes in effect as of the Effective Date, and throughout the duration of work under this Agreement.

n)  Indemnification:
    ---------------

    Kodak will defend at its expense any legal proceeding brought against EarthWatch, to the extent that it is based on a claim that the design or use of any Deliverables is a direct infringement of a copyright, of a proprietary or ownership right of a third party, or of a U.S. patent, and will pay all damages and costs awarded by a court of final appeal attributable to such claim, provided that EarthWatch: (i) provides Notice of the claim promptly to Kodak; (ii) gives Kodak sole control of the defense and settlement of same; (iii) provides to Kodak all available information, assistance and authority to defend; and (iv) has not compromised or settled such proceeding without Kodak's prior written consent.

    Should any Deliverables or any portion thereof become, or in Kodak's opinion be likely to become the subject of a claim of infringement, Kodak shall, as EarthWatch's sole and exclusive remedy, elect to: (i) obtain for EarthWatch the right to use such Deliverables; (ii) replace or modify the Deliverables so that they become non-infringing and still satisfy all other requirements of this Agreement.

    Kodak shall have no liability for any infringement or claim which results from (i) use of the Deliverables in combination with any non-Kodak provided equipment, software or data, if such infringement would have been avoided by use of the Deliverables without such equipment, software, or data; (ii) Kodak compliance with designs or specifications of EarthWatch that contain infringing information.

    THIS ARTICLE STATES THE ENTIRE LIABILITY OF KODAK WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS BY THE DELIVERABLES AND KODAK SHALL HAVE NO ADDITIONAL LIABILITY WITH RESPECT TO ANY ALLEGED OR PROVEN INFRINGEMENT.

o)  General Provisions:
    ------------------

    1)   Release of Information:
         ----------------------

         During the term of this Agreement, each party shall seek the approval of the other at least 15 days prior to the release of information regarding this agreement, including, but not limited to, news releases, advertising materials, prepared speeches, external company reports, information shared with third parties, and other information releases concerning the work performed under this agreement. The use of either parties' corporate logos by the other party shall also require prior


         Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

                                                                               9
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           Incorporated                                 Doc. No. SE.1M.SSS.002.A
                                                              October 14, 1996

      written approval. Such approvals shall not be unreasonably withheld.

      If the information to be released has been previously approved or is already in the public domain, then no approval shall be required. These restrictions shall not be construed to limit either parties' disclosure of such information as required by Federal, State, or local laws and regulations or courts of competent jurisdiction, or as necessary to satisfy reporting requirements to current or potential investors.

      Release of information regarding the existence of this agreement shall not require the prior approval of either party.

2)    Notices:
      -------

      All contractual correspondence, including notices, reports and documentation, shall be addressed as follows:

      KODAK:                             EARTHWATCH:

      Eastman Kodak Company              EarthWatch Incorporated
      Commercial & Government Systems
      800 Lee Road                       1900 Pike Road
      Rochester, NY 14650-3121           Longmont, CO 80503

      Attn.: Richard W. Wambach Jr.      Attn: Neal T. Anderson
      Contracts Department               Senior Director, Spacecraft Systems

3)    Authorized Representatives:
      --------------------------

      The only individuals authorized to make changes to this Agreement and to sign contract documents are:

      EASTMAN KODAK CO.                  EARTHWATCH INC.

      Richard W. Wambach Jr.             Richard N. Herring
      Contracts Department               Chief Executive Officer

      or                                 or

      Frank J. Rock                      Walter S. Scott
      Manager                            Chief Technical Officer
      Contracts Department

      Either party may change its authorized representatives at any time by providing written notice to the other party.

4)    Governing Law: The validity, interpretation, and performance of this
      -------------
      Agreement shall be controlled by and construed under the laws of the State of Colorado.


   Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

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   Incorporated                                        Doc. No. SE.1M.SSS.002.A
                                                                October 14,1996

5)   Order of Precedence: In the event of any conflict, the controlling document
     -------------------
     shall be determined by the following order of precedence:

     A. This Agreement and Exhibits 1 and 4
     B. The Statement of Work, Exhibits 2 and 6
     C. The Sensor Subsystem Specification, Exhibit 3
     D. The Sensor Subsystem Interface Control Document, Exhibit 7
     E. The Confidentiality Agreement between Kodak and EarthWatch, dated 24 June 96, Exhibit 5

6)   Assignment: Neither party may assign any rights or obligations hereunder
     ----------
     without the prior express written consent of the other, except to a third party pursuant to a merger, sale of all or substantially all assets, or other corporate reorganization. However, either party may assign its rights and obligations to a wholly owned subsidiary. Should such assignment result in an increase in costs to either party that party may initiate a change request in accordance with the Changes Clause (g) of this Agreement. Subject to the above restrictions on assignment, this Agreement shall inure to the benefit of and bind the successors and assigns of the parties.

7)   No Joint Venture: Nothing contained in this Agreement shall be deemed or
     ----------------
     construed as creating a joint venture or partnership between the parties. Except as expressly set forth, no party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party, and the relationship of the parties is, and at all times will continue to be, that of independent contractors.

8)   Severability. If any provisions of this Agreement, or application thereof,
     ------------
     shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement, and (if appropriate) such provision to other persons or circumstances, shall remain in full force and effect and be interpreted so as best to reasonably effect the intent of the parties thereto.

9)   No Waiver: The failure of any party to enforce any of the provisions of
     ---------
     this Agreement shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

10)  Definitive Agreement: This Agreement, once signed, constitutes a legally
     --------------------
     binding and enforceable obligation on the part of each of the parties hereto and their successors in interest, subject to the terms and conditions contained herein.

11)  Entire Agreement: This Agreement, including the Exhibits hereto
     ----------------
     constitute the entire understanding and agreement of the parties with respect to their subject matter and supersede all prior and contemporaneous agreements or understandings. By signing this Agreement, each party represents to the other


     Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

     Incorporated                                       Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

that it has the authority to sign this Agreement and this Agreement is enforceable against it in accordance with its terms.


Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

                                                        Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

                      Exhibit 2 - Statement of Work
                      -----------------------------

[The Company has not filed this exhibit with the Commission because it contains voluminous and highly technical data that the Company believes is not material to investors.]

                                                        Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

                    Exhibit 3 - Technical Specifications
                    ------------------------------------

[The Company has not filed this exhibit with the Commission because it contains voluminous and highly technical data that the Company believes is not material to investors.]

  Incorporated                                          Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

               Exhibit 4 - Pricing/Payment/Termination Liability
               -------------------------------------------------

Pricing:
                  Description                                  Delivery Date      Price
                  -----------                                  -------------      -----
QuickBird Sensor Subsystem Non-recurring Design                Not applicable  $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical
Parts for Flight Model 2                                              2/15/98  $14,583,200
                                                                               -----------
                                                               Total Price:    $17,995,000

Option 1 for QuickBird Sensor Subsystem - Flight Model 2*             6/15/98  $ 4,495,000

Option 2 for QuickBird Sensor Subsystem - Flight Model 2**           10/15/98  $ 6,585,000

Option 3 for QuickBird Sensor Subsystem - Flight Model 2***           1/15/99  $ 6,795,000

*   Option 1 must be exercised on or before 12/20/96.
**  Option 2 must be exercised on or before 3/15/97.
*** Option 3 must be exercised on or before 6/15/97.

For options 1, 2 or 3, Kodak will agree that the bandwidth compression portion of the Sensor Subsystem can be replaced by an EarthWatch supplied compression scheme. Any such activity shall be considered a change to the Agreement and is not included in the current scope, delivery schedule, or pricing of the Agreement.

Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

Incorporated                                            Doc. No. SE.1M.SSS.002.A
                                                                October 14, 1996

Payment Schedule/Termination Liability Schedule:

                                                                                                                Cumulative
                                                                                                                ----------
         Invoice                                                                         Milestone              Termination
         -------                                                                         ---------              -----------
          Date           Payment Milestone                Completion Criteria              Amount                Liability
          ----           -----------------                -------------------              ------                ---------
        10/15/96         Contract Start                   Contract Fully Executed        $10,000,000
        11/15/96         None                             None                                    $0            $ 1,676,000
        12/15/96         None                             None                                    $0            $ 6,611,000
         1/15/97         None                             None                                    $0            $10,508,000
         2/15/96         None                             None                                    $0            $11,867,000
         3/15/96         None                             None                                    $0            $12,767,000
         4/15/96         None                             None                                    $0            $13,647,000
         5/15/96         None                             None                                    $0            $14,087,000
         6/15/96         None                             None                                    $0            $14,607,000
         7/15/97         Start Box Level                  Work Order Issued for          $ 2,216,000            $14,807,000
                         Assembly                         Assembly
         8/15/97         Start Test of FM-1 FPA           Assembly Complete and          $ 1,913,000            $14,827,000
                                                          Inspected
         9/15/97         Start Box Level Testing          Assembly Complete and          $   599,000            $15,487,000
                                                          Inspected
        10/15/97         Deliver FPA                      Hardware shipped               $   586,000            $16,247,000
                         Structural/Thermal Model
        11/15/97         Hold TRR Meeting                 Meeting minutes                $   613,000            $17,027,000
                                                          published
        12/15/97         Start Integration of FM1         Work Order Issued              $   613,000            $17,717,000
         1/15/98         Deliver Preliminary Test         Test Data Shipped              $   613,000            $18,077,000
                         Data
         2/15/98         Ship FM1                         FM1 Shipped from Kodak         $   610,000            $18,185,000
         3/15/98         Field Support                    1 month after start of         $   166,000            $18,210,000
                                                          Field Support
         4/15/98         Field Support                    2 months after start of        $    66,000            $18,245,000
                                                          Field Support
                                                                         Total:          $17,995,000

Public Release of Information Contained Herein is Controlled Per Contractual Agreement.

                    Exhibit 6 - FM2 Critical Parts List
                    -----------------------------------

                 Quantity            Description
                 --------            -----------
                    8         ASIC
                    96        ASIC
                    128       Memory
                    204       Memory
                    78        Connectors
                    28        DC/DC Converters
                    6         Pan DCAs
                    6         MS DCAs
                    6         MS Filters
                    2         Pan Buffer Board
                    2         MS Buffer Board
                    2         FPE Interface Board
                    2         Pan Clock Driver Board
                    2         MS Clock Driver Board
                    12        Data Driver Board
                    56        Pan Digitizer Board
                    28        MS Digitizer Board
                    2         Pan Video Flex
                    2         MS Video Flex
                    2         Pan Clock Flex
                    2         MS Clock Flex
                    2         FPE Dig. Video Interconnect Board
                    2         FPE System Interconnect Board
                    84        Dig. Crossover Flex
                    2         1553 Board
                    2         Timing Generator Board
                    4         Wideband I/F Board
                    16        Compression Board
                    10        BWC/WBIF Crossover Flex
                    2         DPU Interconnect Flex
                    2         DPU Backplane Board
                    4         FPE Power Board
                    4         DPU Power Board
                    4         Heater Power Board
                    2         PSU Backplane Board

1)  All boards listed are unpopulated.
2) Quantities shown represent total quantities of these items required to build one Sensor Subsystem.
3) This list identifies known critical parts. As procurement of FM1 parts progresses, changes to these parts may be identified. The final list of FM2 critical parts will be provided to EarthWatch by 12/15/96.

                    Exhibit 7 - Interface Specifications
                    ------------------------------------

[The Company has not filed this exhibit with the Commission because it contains voluminous and highly technical data that the Company believes is not material to investors.]

                                  AMENDMENT 1
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
                   EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a change to the Contract's Interface Specifications. This change affects the following Article only.

ARTICLE 1: OVERALL SCOPE OF THE CONTRACT
----------------------------------------

This Article is modified to indicate that the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft has been revised. The last sentence of the
Article is deleted and replaced as follows:

The Sensor Subsystem shall satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018B, dated December 4, 1996 provided under separate cover.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of February 6, 1997.

EARTHWATCH, INCORPORATED

By: /s/ Richard N. Herring
    ----------------------
    Richard N. Herring                     Date: February 6, 1997
    Chief Executive Officer


EASTMAN KODAK COMPANY

By: /s/ Richard W. Wambach Jr.             February 14, 1997
    --------------------------             -------------------
    Richard W. Wambach Jr.                 Date
    Contract Negotiator

                                                                  Amendment 1 to
                                                 Letter Contract lMSS.EPS.0003.B
                                                                        04/02/97

Exhibit 1 paragraph c) is modified to incorporate the three party
Confidentiality Agreement dated January 20, 1997 between EarthWatch, Ball Aerospace and Technology Corporation and Kodak. This Agreement supersedes the previous confidentiality agreement between EarthWatch and Kodak as Exhibit 5.

Exhibit 1 paragraph o) 2) is modified to designate a new point of contact for receipt of notices at EarthWatch. Replace reference to Neal T. Anderson, Senior Director, Spacecraft Systems with Shawn Thompson, Contracts Manager. The address and all other details remain the same.

Exhibit 1 paragraph o) 5) Order of Precedence, item E is modified to incorporate the three party Confidentiality Agreement dated January 20, 1997 between EarthWatch, Ball Aerospace and Technology Corporation and Kodak. This Agreement supersedes the previous confidentiality agreement between EarthWatch and Kodak as Exhibit 5.

Exhibit 4 - Pricing/Payment/Termination Liability dated October 14, 1996 is deleted and replaced in its entirety with Exhibit 4 - Pricing/Payment/ Termination Liability (Amended 4/l/97)

IN WITNESS WBEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of April 2, 1997.

EARTHWATCH, INCORPORATED

By: /s/ Richard N. Herring
   -----------------------
   Richard N. Herring                                     Date: April 2, 1997
   Chief Executive Officer

EASTMAN KODAK COMPANY


By: /s/ Gerard F. Driscoll                                  08 April 1997
    ----------------------                                  -------------
    Gerard F. Driscoll                                      Date
    Assistant Manager
    Image Acquisition Systems

                                  AMENDMENT 2
                                      to
                             CONTRACT 1M.SSS.002.A
                                    between
                  EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to execute Option 4 to the contract for the manufacture and delivery of a second Sensor Subsystem. This amendment also incorporates an administrative change to the point of contact for EarthWatch.

Article 1 is replaced in its entirety with the following.

ARTICLE 1: OVERALL SCOPE OF THE PROJECT
---------------------------------------

Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources for the definition, design, production, integration, test, and verification of two (2) Sensor Subsystems including the information necessary for EarthWatch (or designated Space Segment Integrating Contractor) to integrate the Sensor Subsystems into the QuickBird Spacecraft and operate the Sensor Subsystems on orbit. In connection therewith, Kodak shall perform the Services and produce the Deliverables specified in the Statement of Work for the QuickBird Sensor Subsystem, Document SE.1M.SSS.005.B, dated April 2, 1997, attached hereto as Exhibit 2 (the "Statement of Work") in accordance with the delivery dates set forth in the Statement of Work. The Sensor Subsystems shall meet the performance and verification requirements specified in the Performance Specification for the QuickBird (QB) Spacecraft Sensor Subsystem, Document SE.lM.SSS.004.A, dated October 14, 1996 attached hereto as Exhibit 3 (the "Performance Specifications"). The Sensor Subsystem shall satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018B, dated December 4, 1996 (the "Interface Specifications") attached hereto as Exhibit 7.

Article 2 is replaced in its entirety with the following.

ARTICLE 2: PRICE AND PAYMENT
----------------------------

The total prices for the two units, exclusive of any sales or value added tax, payable by EarthWatch to Kodak shall be as specified in Exhibit 4 as amended 4/l/97. The payment schedule shall be based upon the accomplishment of milestones in the program as identified in Exhibit 4. The payment schedule and termination liability schedule shall be as specified in Exhibit 4. The total price, payment schedule, and termination liability schedule shall remain firm as long as EarthWatch does not materially change the other requirements and terms of this Agreement

                                                                  Amendment 1 to
                                                 Letter Contract 1MSS.EPS.0003.B
                                                                        04/02/97

Exhibit 1 paragraph c) is modified to is modified to incorporate the three party Confidentiality Agreement dated January 20, 1997 between EarthWatch, Ball Aerospace and Technology Corporation and Kodak. This Agreement supersedes the previous confidentiality agreement between EarthWatch and Kodak as Exhibit 5.

Exhibit 1 paragraph o) 2) is modified to designate a new point of contact for receipt of notices at EarthWatch. Replace reference to Neal T. Anderson, Senior Director, Spacecraft Systems with Shawn Thompson, Contracts Manager. The address and all other details remain the same.

Exhibit 1 paragraph o) 5) Order of Precedence, item E is modified to incorporate the three party Confidentiality Agreement dated January 20, 1997 between EarthWatch, Ball Aerospace and Technology Corporation and Kodak. This Agreement supersedes the previous confidentiality agreement between EarthWatch and Kodak as Exhibit 5.

Exhibit 4 - Pricing/Payment/Termination Liability dated October 14, 1996 is deleted and replaced in its entirety with Exhibit 4 - Pricing/Payment/ Termination Liability (Amended 4/l/97)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of April 2, 1997.

EARTHWATCH, INCORPORATED


By: /s/ Richard N. Herring
    ________________________
    Richard N. Herring                    Date: April 2, 1997
    Chief Executive Officer

EASTMAN KODAK COMPANY


By: /s/ Gerard F. Driscoll                   08 April 1997
    ------------------------              ---------------------
    Gerard F. Driscoll                    Date
    Assistant Manager
    Image Acquisition Systems

             Exhibit 4 - Pricing/Payment/Termination Liability (amended 4/1/97)
             ------------------------------------------------------------------

Pricing:

                          Description                          Delivery Date                  Price
                          -----------                          -------------                  -----
QuickBird Sensor Subsystem Non-recurring Design                Not applicable              $ 3,411,800

QuickBird. Sensor Subsystem - Flight Model 1 and Critical
Parts for Flight Model 2                                          2/15/98                  $14,583,200

QuickBird Sensor Subsystem - Flight Model 2                       11/1/98                  $ 6,625,000
                                                                                           -----------
                                                                  Total Price:             $24,620,000

Payment Schedule/Termination Liability Schedule (amended 4/1/97):

                                                                                         Cumulative
Invoice                                                              Milestone          Termination
Date        Payment Milestone            Completion Criteria           Amount            Liability
--------    -----------------            -------------------         -----------       ------------
10/15/96    Contract Start               Contract Fully Executed     $10,000,000
11/15/96    None                         None                        $         0        $ 1,676,000
12/15/96    None                         None                        $         0        $ 6,611,000
1/15/97     None                         None                        $         0        $10,508,000
2/15/97     None                         None                        $         0        $11,867,000
3/15/97     None                         None                        $         0        $12,767,000
4/l/97      FM2 Start                    FM2 Authorization           $ 1,795,000        $14,014,000
5/15/97     None                         None                        $         0        $15,027,000
6/15/97     None                         None                        $         0        $16,977,000
7/15/97     Start Box Level              Work Order Issued for       $ 2,216,000        $18,440,000
            Assembly                     Assembly
8/15/97     Start Test of FM1 FPA        Assembly Complete and       $ 1,913,000        $18,807,000
                                         Inspected
9/15/97     Start Box Level Testing      Assembly Complete and       $   599,000        $19,481,000
                                         Inspected
10/15/97    Deliver FPA                  Hardware shipped            $   786,000        $20,281,000
            Structural/Thermal Model
10/15/97    FM2 Delayed Payment #1       none                        $   400,000        $20,281,000
11/15/97    Hold TRR Meeting             Meeting minutes             $   818,000        $21,428,000
                                         published
11/15/97    FM2 Delayed Payment #2       none                        $   400,000        $21,428,000
12/15/97    Start Integration of FM1     Work Order Issued           $   937,000        $22,542,000
1/15/98     Deliver Preliminary Test     Test Data Shipped           $   958,000        $23,261,000
            Data
2/15/98     Ship FMI                     FMl Shipped from Kodak      $   964,000        $23,882,000
3/15/98     FPA fabrication              Work Order issued for       $   541,000        $24,220,000
            complete/start assembly      assembly
4/15/98     PSU fabrication              Work Order issued for       $   400,000        $24,434,000
            complete/start assembly      assembly
5/15/98     DPU fabrication              Work Order issued for       $   315,000        $24,547,000
            complete/start assembly      assembly
6/15/98     FPU fabrication              Work Order issued for       $   320,000        $24,614,000
            complete/start assembly      assembly
7/15/98     PSU box level testing        Test Report complete        $   290,000        $24,656,000
            complete
8/15/98     DPU box level testing        Test Report complete        $   279,000        $24,689,000
            complete
9/15/98     FPU box level testing        Test Report complete        $   255,000        $24,802,000

                             complete, start SSS level
                             testing
10/15/98                     Provide FM-2                         Preliminary test report           $154,000    $24,831,000
                             Preliminary SSS test data            delivered
ll/l/98                      Ship FM2                             FM2 shipped from Kodak            $150,000    $24,856,000
12/15/98                     Field Support                        1 Month after start of field       $65,000    $24,910,000
                                                                  support
1/15/99                      Field Support                        2 Months after start of            $65,000    $24,964,000
                                                                  field support
                                                                                        Total:   $24,620,000

                          CONFIDENTIALITY AGREEMENT

In Order to protect certain proprietary, confidential information, which may be disclosed between the parties pursuant to contracts for the EarthWatch Quickbird Sensor Subsystem, Eastman Kodak Company ("Kodak", "EarthWatch", and Ball Aerospace & Technology Corporation ("Ball Aerospace") agree that:

1.  The "Effective Date" of this agreement is 20 January 1997.
                                              ---------------

2.  Information and data relative to the EarthWatch Quickbird Satellite System
                                         -------------------------------------
    will be exchanged between the parties for the purpose of execution of contracts from EarthWatch for the "EarthWatch Quickbird Satellite System."

3. Each Party agrees to designate a representative, identified below, for administering the disclosure and/or receipt of confidential information hereunder:

     Michele A. Steffen        Neal Anderson            George Niquette
     ------------------        -------------            ---------------
        (Kodak)                (EarthWatch)             (Ball Aerospace)

4. This Agreement covers only confidential information which is (a) within the scope of paragraph 2 above, and (b) disclosed during the active period of the EarthWatch "EarthWatch Quickbird Satellite System" contracts.

5. A Recipient's obligations regarding confidential information received under this Agreement expires three years after the completion of the "EarthWatch
                           -----
    Quickbird Satellite System" contract. Any of the Parties may terminate its participation in this agreement upon thirty (30) days notice to the others.

6. A Recipient shall protect the confidential information against unauthorized disclosure using the same degree of care, but no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information of a like nature.

7. A Recipient shall be obligated to protect only such confidential information disclosed under this Agreement as is: (a) disclosed in tangible form, electronic form, or encrypted electronic mail, clearly labeled as confidential at the time of disclosure, (b) disclosed initially in non-tangible form identified as confidential at the time of disclosure and, within thirty days following the initial disclosure, summarized and designated as confidential in a written memorandum delivered to the Recipient's representative named in paragraph 3 above.

8. This Agreement imposes no obligation upon a Recipient with respect to any confidential information disclosed under this Agreement when: (a) was in the Recipient's possession before receipt from the Discloser, or (b) is or becomes a matter of public knowledge through no fault of the Recipient; or
    (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; or (d) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; or (e) is independently developed by the Recipient; or (f) is disclosed under operation of law; or (g) is disclosed by Recipient with the Discloser's prior written approval.

9. Each Discloser certifies that it has the right to make the disclosures under this Agreement, and all such disclosures are at the sole discretion of the Discloser.

10. No party acquires any intellectual property rights under this Agreement; no party has an obligation under this Agreement to purchase any service or item from an other party; or to deal exclusively with an other party in any field, and no party has an obligation under this Agreement to offer for sale products using or incorporating the confidential information. The Discloser may, at its sole discretion, offer such products for sale and may modify them or discontinue sale at any time.

11. A Recipient shall adhere to the U.S. Export Administration Laws and Regulations, ITARS, Export Administration Act and shall not export or re-export any technical data or products received from the Discloser or the direct products of such technical data to any proscribed country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government. A Recipient shall first obtain the written consent of the Disclosing Party prior to submitting any request for authority to export any such technical data, and the recipient shall obtain any export license, if applicable.

12. The parties do not intend that any agency or partnership relationship be created between them by this Agreement.

13. All additions or modifications to this agreement must be made in writing and must be signed by all parties. This Agreement is made under and shall be construed according to the laws of the State of Colorado.

14. By signature of this agreement, the previous confidentiality agreement between EarthWatch and Kodak dated 24 June 1996 is superseded, the previous confidentiality agreement between Ball and Kodak (#354) dated 2 July 1996 is superseded, and the previous confidentiality agreement between Ball and EarthWatch dated 5 Feb. 1996 is superseded.


EASTMAN KODAK COMPANY
-------------------------------------------------------------------------------------------
BUSINESS UNIT:   Commercial and Government Systems
ADDRESS:         800 Lee Road
                 Building 601
                 Rochester, NY 14650-3121
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
AUTHORIZED CORPORATE OFFICER SIGNATURE
BY:      /s/ T.C. Fitzsimmons
-------------------------------------------------------------------------------------------
PRINTED OFFICERS NAME:   T.C. Fitzsimmons
-------------------------------------------------------------------------------------------
PRINTED OFFICER'S TITLE:   President, C&CS and Vice President, Eastman Kodak Co.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
"EarthWatch"
COMPANY NAME:    EarthWatch
ADDRESS:         1900 Pike Road
                 Longmont, Colorado 80501-6700
-------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE
BY:    /s/ Barbara S. Keller
-------------------------------------------------------------------------------------------
PRINTED SIGNATORY'S NAME: Douglas B. Gerull
-------------------------------------------------------------------------------------------
PRINTED SIGNATORY'S TITLE: President and Chief Operating Officer
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
"Ball Aerospace"
COMPANY NAME:    Ball Aerospace & Technologies Corporation
ADDRESS:         P.O. Box 1062
                 Boulder, Colorado 80306-1062
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE
BY:      /s/ T.H. Lapotosky
-------------------------------------------------------------------------------------------
PRINTED SIGNATORY'S NAME: T.H. Lapotosky
-------------------------------------------------------------------------------------------
PRINTED SIGNATORY'S TITLE: Director of Contracts & Government Compliance
-------------------------------------------------------------------------------------------

                                  AMENDMENT 3
                                      to
                             CONTRACT 1M.SSS.002.A
                                    between
                  EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to increase the total price by $100,950.00 and modify the Exhibit 4 to incorporate small changes made under paragraph 4.3 to the Statement of Work.

Exhibit 4 - Pricing/Payment/Termination Liability dated April 1, 1997 is deleted and replaced in its entirety with Exhibit 4 - Pricing/Payment/Termination Liability (Amended 5/8/97)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED


By: /s/ Richard N. Herring              5-22-99
    ----------------------              -------
    Richard N. Herring                   Date
    Chief Executive Officer


EASTMAN KODAK COMPANY


By:  /s/ Richard W. Wambach, Jr.        5/16/97
     ---------------------------        -------
     Richard W. Wambach, Jr.             Date
     Contract Negotiator

      Exhibit 4 - Pricing/Payment/Termination Liability (amended 5/8/97)
      ------------------------------------------------------------------



Pricing:

             Description                                             Delivery Date             Price
             -----------                                             -------------             -----
QuickBird Sensor Subsystem Non-recurring Design                      Not applicable          $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical
Parts for Flight Model 2                                                2/15/98              $14,583,200

Small Changes authorized in EarthWatch Letters  (see below)            As noted in           $   100,950
                                                                      authorization
                                                                         letters

QuickBird Sensor Subsystem - Flight Model 2                            11/1/98               $ 6,625,000
                                                                                             -----------

                                                                      Total Price:           $24,720,950


Authorized Small Changes:

     Date              Description                                         Amount
     ----              -----------                                         ------
    1/14/97            Additional FPA Optical Mass Simulator               $45,000
    1/31/97            Additional SSS Connectors                           $25,950
    3/19/97            SOW Change for Software                             $ 6,500
    4/8/97             Travel for Ground System Study                      $11,700
    4/8/97             Ten Additional Thermistors                          $ 7,100
    4/14/97            Technical Support of QuickBird CDR                  $ 4,700
                                                                          --------
                                                               TOTAL:     $100,950


Payment Schedule/Termination Liability Schedule (amended 5/8/97):

                                                                                                      Cumulative
                                                                                                      ----------
Invoice                                                                              Milestone        Termination
-------                                                                              ---------        -----------
 Date              Payment Milestone                Completion Criteria               Amount           Liability
 ----              -----------------                -------------------               ------           ---------
10/15/96           Contract Start                   Contract Fully Executed          $10,000,000
11/15/96           None                             None                             $         0       $ 1,676,000
12/15/96           None                             None                             $         0       $ 6,611,000
1/15/97            None                             None                             $         0       $10,508,000
2/15/97            None                             None                             $         0       $11,867,000
3/15/97            None                             None                             $         0       $12,767,000
4/l/97             FM2 Start                        FM2 Authorization                $ 1,795,000       $14,014,000
5/15/97            None                             None                             $         0       $15,027,000
6/15/97            None                             None                             $         0       $16,977,000
7/15/97            Start Box Level                  Work Order Issued for            $ 2,216,000       $18,440,000
                   Assembly,                        Assembly
7/15/97            Implementation of Small          Implementation of Optical        $   100,950
                   Changes authorized in            Mass Simulator, additional
                   EarthWatch Letters dated         SSS connectors,
                   1/14/97,1/28/97,3/18/97,         Compression/
                   4/8/97 and 4/23/97.              Decompression Software
                                                    and Travel for Ground
                                                    System Study.
8/15/97            Start Test of FM1 FPA            Assembly Complete and            $ 1,913,000        $18,807,000
                                                    Inspected
9/15/97            Start Box Level Testing          Assembly Complete and            $   599,000        $19,481,000
                                                    Inspected
10/15/97           Deliver FPA                      Hardware shipped                 $   786,000        $20,281,000
                   Structural/Thermal Model
10/15/97           FM2 Delayed Payment #1           none                             $   400,000        $20,281,000
11/15/97           Hold TRR Meeting                 Meeting minutes                  $   818,000        $21,428,000
                                                    published
11/15/97           FM2 Delayed Payment #2           none                             $   400,000        $21,428,000
12/15/97           Start Integration of FM 1        Work Order Issued                $   937,000        $22,542,000
1/15/98            Deliver Preliminary Test         Test Data Shipped                $   958,000        $23,261,000
                   Data
2/15/98            Ship FM I                        FM 1 Shipped from Kodak          $   964,000        $23,882,000
3/15/98            FPA fabrication                  Work Order issued for            $   541,000        $24,220,000
                   complete/start assembly          assembly
4/15/98            PSU fabrication                  Work Order issued for            $   400,000         $24,434,000
                   complete/start assembly          assembly
5/15/98            DPU fabrication                  Work Order issued for            $   315,000         $24,547,000
                   complete/start assembly          assembly
6/15/98            FPU fabrication                  Work Order issued for            $   320,000         $24,614,000
                   complete/start assembly          assembly
7/15/98            PSU box level testing            Test Report complete             $   290,000         $24,656,000
                   complete
8/15/98            DPU box level testing            Test Report complete             $   279,000         $24,689,000
                   complete
9/15/98            FPU box level testing            Test Report complete             $   255,000         $24,802,000
                   complete, start SSS level
                   testing
10/15/98           Provide FM-2 Preliminary         Preliminary test report          $   154,000         $24,831,000
                   SSS test data                    delivered



11/1/98     Ship FM2          FM2 shipped from Kodak     $150,000  $24,856,000
12/15/98    Field Support     1 Month after start of     $ 65,000  $24,910,000
                              field support
1/15/99     Field Support     2 Months after start of    $ 65,000  $24,964,000
                              field support
                                              Total:  $24,720,950

                                  AMENDMENT 4
                                      to
                             CONTRACT 1M.SSS.002.A
                                    between
                  EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate the current revisions to the Statement of Work, Performance Specification, and Interface Control Document.

In Article 1 modify references to the relevant documents to provide that the services and deliverables under this contract shall conform to the following documents as identified by the document number and revision date.

The Statement of Work for the EarthWatch QuickBird Sensor Subsystem Document No. SE.1M.SSS.005.C dated June 18,1997

The Performance Specification for the QuickBird (QB) Spacecraft (S/C) Document No. SE.1M.SSS.004.B dated June 18, 1997

The Sensor Subsystem for the QuickBird Spacecraft Ref. No. SP0031A-018E dated June 18, 1997.

All references to these documents shall be to these revisions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED

By:  /s/ Richard N. Herring                       7/1/97
     ----------------------                       ------
     Richard N. Herring                           Date:
     Chief Executive Officer

EASTMAN KODAK COMPANY

By:  /s/ Richard W. Wambach Jr.                   7/8/97
     --------------------------                   ------
     Richard W. Wambach Jr.                       Date
     Contract Negotiator

                                  AMENDMENT 5
                                      to
                             CONTRACT 1M.SSS.002.A
                                    between
                  EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment revises the Statement of Work, program schedule, Payment Schedule and specified Contract Terms. Effective as of the notification provided to Kodak on July 15, 1997 and confirmed in EarthWatch letter no. 9700070, dated 22 July 1997, Kodak is to perform at a reduced level of effort pending restructuring of this Contract. Through the month of August 1997, Kodak shall perform to Addendum 1 to Statement of Work for the EarthWatch QuickBird Sensor Subsystem, Document No. SE.lM.SSS.005.C. These activities shall be performed for a fixed price of $400,000. An additional contract amendment will be required for performance beyond August 31, 1997. EarthWatch intends to restructure the subject contract and subsequently re-negotiate the Contract price and delivery schedule.

The following paragraph is added to Article 1:

ARTICLE 1: OVERALL SCOPE OF THE PROJECT
---------------------------------------

During the period July 15, 1997 through August 31, 1997, the scope of the project shall be reduced as follows. Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources to perform the Services specified only in Addendum 1 (dated August 4, 1997) to the Statement of Work for the QuickBird Sensor Subsystem, Document SE. 1M.SSS.005.C, dated June 18, 1997, attached hereto as Exhibit 2A (the "August Statement of Work"). All work shall be performed to meet the performance and verification requirements specified in the Statement of Work, the Performance Specification for the QuickBird (QB) Spacecraft Sensor Subsystem, Document SE.lM.SSS.004.B, dated June 18, 1997 attached hereto as Exhibit 3 (the "Performance Specifications") and satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018E, dated June 18, 1997 (the "Interface Specifications").

Article 2 is replaced in its entirety with the following.

ARTICLE 2: PRICE AND PAYMENT
----------------------------

The total prices for the two units, exclusive of any sales or value added tax, payable by EarthWatch to Kodak shall be as specified in Exhibit 4 as amended August 4, 1997. The payment schedule shall be based upon the accomplishment of milestones in the program as identified in Exhibit 4. The payment schedule and termination liability schedule shall be as specified in Exhibit 4. With this amendment, EarthWatch has instituted a change to the requirements and the terms of this agreement. Subject to the contract being restructured, the total price, delivery, payment schedule, and termination liability schedule shall be re-negotiated.

                                                                  Amendment 5 to
                                                          Contract 1M.SSS.0002.A
                                                                        08/07/97

Exhibit 1 paragraph a) (2) is modified to immediately suspend the schedule penalties.

Exhibit 1 paragraph e) 3) is modified to require payment of the 8/15/97 payment milestone ($400,000) on or before August 18, 1997.

Exhibit 1 paragraph f) 5) is added to provide Kodak the right to terminate for convenience in the event that an amendment extending performance of the contract is not executed by September 1, 1997.

Termination for Convenience by Kodak: If an amendment to this Contract,
------------------------------------
extending performance beyond August 31, 1997, is not executed by September 1, 1997, Kodak shall have the right to terminate the Contract for its convenience provided that Kodak is not in default of any material provision of this contract prior to the date of termination. Upon termination notification to EarthWatch, Kodak shall cease incurring any additional costs with respect to the Services or Deliverables. In the event of such termination, EarthWatch will pay Kodak the lesser of the termination liability specified in Exhibit 4 or Kodak's actual incurred costs as verified by audit, reasonable termination costs from the effective date of termination, a reasonable profit on work performed, and reasonable anticipated profit on terminated efforts.

In the event of termination of this Agreement under this section, and upon payment of the termination amount as specified, Kodak shall provide to EarthWatch, in an "as is" condition, all Deliverables including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination.

Exhibit 4 - Pricing/Payment/Termination Liability dated May 8, 1997 is deleted and replaced in its entirety with Exhibit 4 - Pricing/Payment/Termination Liability (Amended August 4, 1997). The delivery schedule and the associated schedule penalties are also suspended.

All references to these documents shall be to these revisions.

                                                                  Amendment 5 to
                                                          Contract 1M.SSS.0002.A
                                                                        08/07/97

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED

By: /s/ Richard N. Herring                               8/8/97
   ----------------------------                    -------------------
     Richard N. Herring                                   Date:
     Chief Executive Officer

EASTMAN KODAK COMPANY

By: /s/ Richard W. Wambach Jr.                           8/12/97
   ----------------------------                    -------------------
     Richard W. Wambach Jr.                               Date
     Contract Negotiator

      Exhibit 4 - Pricing/Payment/Termination Liability (amended 8/4/97)
      -----------------------------------------------------------------


Pricing (subject to negotiation for schedule adjustment):

               Description                                                     Delivery Date              Price
               -----------                                                     -------------              -----
QuickBird Sensor Subsystem Non-recurring Design                                Not applicable          $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical
Parts for Flight Model 2                                                           TBD                 $14,583,200

Small Changes authorized in EarthWatch Letters dated                            As noted in            $   100,950
1/14/97, 1/28/97, 3/18/97, 4/8/97 and 4/23/97                                  authorization
                                                                                  letters

QuickBird Sensor Subsystem - Flight Model 2                                       TBD                  $ 6,625,000
                                                                                                       -----------
                                                                              Total Price:             $24,720,950

Payment Schedule/Termination Liability Schedule (amended 8/4/97):



                                                                                                        Cumulative
                                                                                                        ----------
    Invoice                                                                          Milestone         Termination
    -------                                                                          ---------         -----------
     Date               Payment Milestone           Completion Criteria                Amount            Liability
     ----               -----------------           -------------------                ------            ---------

   10/15/96             Contract Start              Contract Fully Executed       $10,000,000
   11/15/96             None                        None                          $         0           $ 1,676,000
   12/15/96             None                        None                          $         0           $ 6,611,000
    1/15/97             None                        None                          $         0           $10,508,000
    2/15/97             None                        None                          $         0           $11,867,000
    3/15/97             None                        None                          $         0           $12,767,000
    4/l/97              FM2 Start                   FM2 Authorization             $ 1,795,000           $14,014,000
    5/15/97             None                        None                          $         0           $15,027,000
    6/15/97             None                        None                          $         0           $16,977,000
    7/15/97             Start Box Level             Work Order Issued for         $ 2,216,000           $18,440,000
                        Assembly,                   Assembly
    7/15/97             Implementation of Small     Implementation of Optical     $   100,950
                        Changes authorized in       Mass Simulator,
                        EarthWatch Letters dated    additional SSS
                        1/14/97, 1/28/97, 3/18/97,  connectors, Compression/
                        4/8/97 and 4/23/97.         Decompression Software
                                                    and Travel for Ground
                                                    System Study.
    8/15/97             August SOW activities       Execution of Amendment        $   400,000           $18,807,000
                                                    5
      TBD               TBD                         TBD                           $10,209,000           $24,964,000
                                                                       Total:     $24,720,950

                                   AMENDMENT 6
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
                   EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment revises the Statement of Work, Payment Schedule and specified Contract Terms. Kodak is to continue through the month of September 1997 performing at a reduced level of effort pending restructuring of this Contract. During the month of September 1997, Kodak shall perform to Addendum Two to the Statement of Work for the EarthWatch QuickBird Sensor Subsystem, Document No. SE.lM.SSS.005.C. These activities shall be performed for a fixed price of $250,000. A separate contract amendment will be required for performance beyond September 30, 1997.

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

The following paragraph is added to Article 1:

During the period September 01, 1997 through September 30, 1997, the scope of the project shall be reduced as follows. Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources to perform the Services specified only in Addendum Two (dated August 26, 1997) to the Statement of Work for the QuickBird Sensor Subsystem, Document SE.lM.SSS.005.C, (dated June 18, 1997) attached hereto as Exhibit 2B (the "September Statement of Work"). All work shall be performed to meet the performance and verification requirements specified in the Statement of Work, the Performance Specification for the QuickBird (QB) Spacecraft Sensor Subsystem, Document SE.lM.SSS.004.B, dated June 18, 1997 attached hereto as Exhibit 3 (the "Performance Specifications") and satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018E, dated June 18, 1997 (the "Interface Specifications").

Article 2 is modified to delete the reference to Exhibit 4 as amended August 4, 1997 and replace it with a reference to Exhibit 4 as amended August 26, 1997.

Exhibit 1 paragraph e) 3) is modified to require payment of the 9/l/97 payment milestone ($250,000) on or before September 05, 1997.

Exhibit 1 paragraph f) 5) is replaced in its entirety with the following:

                                                                  Amendment 6 to
                                                          Contract 1M.SSS.0002.A
                                                                        08/29/97

Termination for Convenience by Kodak: If an amendment to this Contract,
------------------------------------
extending performance beyond September 30, 1997, is not executed by October 01, 1997, Kodak shall have the right to terminate the Contract for its convenience provided that Kodak is not in default of any material provision of this contract prior to the date of termination. Upon temination notification to EarthWatch, Kodak shall cease incurring any additional costs with respect to the Services or Deliverables. In the event of such termination, EarthWatch will pay Kodak the lesser of the termination liability specified in Exhibit 4 or Kodak's actual incurred costs as verified by audit, reasonable termination costs from the effective date of termination, a reasonable profit on work performed, and reasonable anticipated profit on terminated efforts.

In the event of termination of this Agreement under this section, and upon payment of the termination amount as specified, Kodak shall provide to EarthWatch, in an "as is" condition, all Deliverables including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of temination.

Exhibit 4 - Pricing/Payment/Termination Liability (Amended August 04, 1997) is deleted and replaced in its entirety with Exhibit 4-Pricing/Payment/Termination Liability (Amended August 26,1997).

All references to these documents shall be to these revisions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED

By: /s/ Richard N. Herring                             8/29/97
   -------------------------------          ------------------------------
     Richard N. Herring                                 Date:
     Chief Executive Officer

EASTMAN KODAK COMPANY

By: /s/ Richard W. Wambach                              9/3/97
   -------------------------------          ------------------------------
    Richard W. Wambach Jr.                               Date
    Contract Negotiator

      Exhibit 4 - Pricing/Payment/Termination Liability (amended 8/26/97)
      ------------------------------------------------------------------


Pricing (subject to negotiation for schedule adjustment):

             Description                                                Delivery Date                     Price
             -----------                                                --------------                     -----

 QuickBird Sensor Subsystem Non-recurring Design                        Not applicable                 $  3,411,800

 QuickBird Sensor Subsystem - Flight Model 1 and Critical
         Parts for Flight Model 2                                            TBD                       $ 14,583,200

  Small Changes authorized in EarthWatch Letters dated                   As noted in                   $    100,950
   1/14/97, 1/28/97, 3/18/97, 4/8/97 and 4/23/97                         authorization
                                                                            letters

QuickBird Sensor Subsystem - Flight Model 2                                   TBD                      $  6,625,000
                                                                                                       ------------
                                                                          Total Price:                 $ 24,720,950

Payment Schedule/Termination Liability Schedule (amended 8/26/97):


                                                                                                       Cumulative
                                                                                                       ----------
    Invoice                                                                       Milestone            Termination
    -------                                                                       ---------            -----------
     Date           Payment Milestone              Completion Criteria              Amount              Liability
     ----           -----------------              -------------------              ------              ---------
   10/15/96         Contract Start                 Contract Fully Executed        $10,000,000
   11/15/96         None                           None                           $         0           $ 1,676,000
   12/15/96         None                           None                           $         0           $ 6,611,000
    1/15/97         None                           None                           $         0           $10,508,000
    2/15/97         None                           None                           $         0           $11,867,000
    3/15/97         None                           None                           $         0           $12,767,000
     4/l/97         FM2 Start                      FM2 Authorization              $ 1,795,000           $14,014,000
    5/15/97         None                           None                           $         0           $15,027,000
    6/15/97         None                           None                           $         0           $16,977,000
    7/15/97         Start Box Level                Work Order Issued for          $ 2,216,000           $18,440,000
                    Assembly,                      Assembly
    7/15/97         Implementation of Small        Implementation of Optical      $   100,950
                    Changes authorized in          Mass Simulator,
                    EarthWatch Letters dated       additional SSS
                    1/14/97, 1/28/97, 3/18/97,     connectors, Compression/
                    4/8/97 and 4/23/97.            Decompression Software
                                                   and Travel for Ground
                                                   System Study.
    8/15/97         August SOW activities          Execute Amendment 5            $   400,000           $18,440,000
     9/l/97         September SOW                  Execute Amendment 6            $   250,000           $18,690,000
                    Activities
     TBD            TBD                            TBD                            $ 9,959,000           $24,964,000
                                                                    Total:        $24,720,950

                                   AMENDMENT 7
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
                   EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment revises the Statement of Work, Payment Schedule and specified Contract Terms. Kodak is to continue through the month of February 1998 performing at a reduced level of effort pending restructuring of this Contract. During the period from October 1997 through February 1998, Kodak shall perform to Addendum Threeto the Statement of Work for the EarthWatch QuickBird Sensor Subsystem, Document No. SE.1M.SSS.005.C. These activities shall be performed for a fixed monthly price noted in Exhibit 4. A separate contract amendment will be required for performance beyond February 28, 1998.

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

The following paragraph is added to Article 1:

During the period October 01, 1997 through February 28, 1998, the scope of the project shall be reduced as follows. Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources to perform the Services specified only in Addendum Three (dated September 26, 1997) to the Statement of Work for the QuickBird Sensor Subsystem, Document SE.lM.SSS.005.C, dated June 18, 1997, attached hereto as Exhibit 2B (the "September Statement of Work"). All work shall be performed to meet the performance and verification requirements specified in the Statement of Work, the Performance Specification for the QuickBird (QB) Spacecraft Sensor Subsystem, Document SE.lM.SSS.004.B, dated June 18, 1997 attached hereto as Exhibit 3 (the "Performance Specifications") and satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018E, dated June 18, 1997 (the "Interface Specifications").

Article 2 is modified to delete the reference to Exhibit 4 as amended August 26, 1997 and replace it with a reference to Exhibit 4 as amended September 30, 1997.

Exhibit 1 paragraph e) 3) is modified to require payment of the 10/1/97 payment milestone ($150,000) on or before October 05, 1997 and the remaining payment milestones due in the same manner as noted on Exhibit 4.

                                                                  Amendment 7 to
                                                          Contract 1M.SSS.0002.A
                                                                        09/30/97

Exhibit 4 - Pricing/Payment/Termination Liability (Amended August 26, 1997) is deleted and replaced in its entirety with Exhibit 4 -
Pricing/Payment/Termination Liability (Amended September 30, 1997).

All references to these documents shall be to these revisions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED


By:  /s/ Richard N. Herring                     9/30/97
     -------------------------------          -----------
     Richard N. Herring                       Date:
     Chief Executive Officer


EASTMAN KODAK COMPANY


By:  /s/ James S. Holmes                        10/2/97
     -------------------------------          -----------
     James S. Holmes                          Date
     Contract Negotiator

OS
      Exhibit 4 - Pricing/Payment/Termination Liability (amended 9/30/97)
      ------------------------------------------------------------------

Pricing (subject to negotiation for schedule adjustment):



          Description                                    Delivery Date                 Price
          -----------                                    -------------                 -----
QuickBird Sensor Subsystem Non-recurring Design              Not applicable              $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical

Parts for Flight Model 2                                     TBD                    $14,583,200

Small Changes authorized in EarthWatch Letters dated
1/14/97, 1/28/97, 3/18/97, 4/8/97 and 4/23/97             As noted in               $   100,950
                                                         authorization
                                                            letters

QuickBird Sensor Subsystem - Flight Model 2                  TBD                    $ 6,625,000
                                                                                    -----------
Fold Mirror/FPU Front Extension Redesign               Support Project                120,000
                                                          Schedule

                                                                  Total Price:      $24,840,950

Payment Schedule/Termination Liability Schedule (amended 9/30/97):




                                                                                                                   Cumulative
                                                                                                                   ----------
      Invoice                                                                               Milestone              Termination
      -------                                                                               ---------              -----------
       Date                    Payment Milestone           Completion Criteria                Amount                Liability
       ----                    -----------------           -------------------                ------                ---------
     10/15/96                  Contract Start              Contract Fully Executed           $10,000,000
     11/15/96                  None                        None                              $         0           $ 1,676,000
     12/15/96                  None                        None                              $         0           $ 6,611,000
      1/15/97                  None                        None                              $         0           $10,508,000
      2/15/97                  None                        None                              $         0           $11,867,000
      3/15/97                  None                        None                              $         0           $12,767,000
       4/1/97                  FM2 Start                   FM2 Authorization                 $ 1,795,000           $14,014,000
      5/15/97                  None                        None                              $         0           $15,027,000
      6/15/97                  None                        None                              $         0           $16,977,000
      7/15/97                  Start Box Level             Work Order Issued for             $ 2,216,000           $18,440,000
                               Assembly,                   Assembly
      7/15/97                  Implementation of Small     Implementation of Optical         $   100,950
                               Changes authorized in       Mass Simulator,
                               EarthWatch Letters dated    additional SSS
                               1/14/97, 1/28/97, 3/18/97,  connectors, Compression/
                               4/8/97 and 4/23/97.         Decompression Software
                                                           and Travel for Ground
                                                           System Study.
      8/15/97                  August SOW activities       Execute Amendment 5               $   400,000           $18,440,000
       9/1/97                  September SOW               Execute Amendment 6               $   250,000           $18,690,000
                               Activities
      10/1/97                  October SOW Activities      Execute Amendment 7               $   150,000           $18,890,000
      11/1/97                  November SOW                Monthly Activities per            $   100,000           $19,040,000
                               Activities                  SOW Addendum 3
      12/1/97                  December SOW                Monthly Activities per            $   150,000           $19,190,000
                               Activities                  SOW Addendum 3
       1/1/98                  January SOW Activities      Monthly Activities per            $   200,000           $19,340,000
                                                           SOW Addendum 3
       2/1/98                  February SOW Activities     Monthly Activities per            $   200,000           $19,490,000
                                                           SOW Addendum 3
        TBD                    TBD                         TBD                               $ 9,959,000           $24,964,000
                                                                             Total:          $24,840,950

                                   AMENDMENT 8
                                       to
                             CONTRACT IM.SSS.002.A
                                    between
                   EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a new price and delivery schedule and to incorporate an option for the completion of FM2. These activities shall be performed for a firm fixed price noted in Exhibit 4. As noted herein, the contract is amended. In addition, this amendment incorporates revisions to the following documents:

Exhibit 1 - Terms and Conditions is revised as noted.
Exhibit 4 - Pricing/Payments/Termination Liability (Amended September 30, 1997)
            is deleted and replaced in its entirety with Exhibit 4 - Pricing/Payment/Termination Liability/FM2 Option (Amended March 16,
            1998).
Exhibit 6 - FM2 Critical Parts and Assembled Hardware (dated March 16, 1998) is incorporated.

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

Replace ARTICLE 1: OVERALL SCOPE OF THE PROJECT as follows:
        ---------------------------------------

Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources for the definition, design, production, integration, test, and verification of one (1) Sensor Subsystem and the critical parts listed in
Exhibit 6 for a second Sensor Subsystem, with a priced option for completion of a second Sensor Subsystem, including the information necessary for EarthWatch (or designated Space Segment Integrating Contractor) to integrate the Sensor Subsystems into the QuickBird Spacecraft and operate the Sensor Subsystem on orbit. In connection therewith, Kodak shall perform the Services and produce the Deliverables specified in the Statement of Work for the QuickBird Sensor Subsystem, Document SE. 1M.SSS.005.C, dated June 18, 1997, attached hereto as
Exhibit 2 (the "Statement of Work") in accordance with the delivery dates set forth in Exhibit 4. The Sensor Subsystems shall meet the performance and verification requirements specified in the Performance Specification for the QuickBird (QB) Spacecraft Sensor Subsystem, Document SE.lM.SSS.004.A, dated June 18, 1997 attached hereto as Exhibit 3 (the "Performance Specifications"). The Sensor Subsystem shall satisfy the interface requirements in the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018E, dated June 18, 1997 (the "Interface Specifications") attached hereto as Exhibit 7.

Kodak grants to EarthWatch an option to purchase the completion of one (1) additional Sensor Subsystem in accordance with the terms and conditions set forth in this Contract. The price and option exercise date required in the exercise of this option are set forth in Exhibit 4, 'Option To Purchase" of this contract.

Article 2 is modified to delete the reference to Exhibit 4 as amended September 30, 1997 and replace it with a reference to Exhibit 4 as amended March 16, 1998.

                                       1
EarthWatch/Kodak Confidential

                                                                  Amendment 8 to
                                                          Contract IM.SSS.0002.A
                                                                        03/17/98

Article 3: Terms and Conditions is deleted and replaced as follows:

ARTICLE 3. EXHIBITS TO THE CONTRACT
-----------------------------------
This contract includes the following Exhibits as revised. All revisions shall be incorporated into the contract with contract amendments.

Exhibit 1 - Terms and Conditions
Exhibit 2 - The Statement of Work for the QuickBird Sensor Subsystem, Document
            SE.1M.SSS.005.C dated June 18, 1997
Exhibit 3 - The Performance Specification for the QuickBird (QB) Spacecraft
            Sensor Subsystem, Document SE.1M.SSS.004.B, dated June 18, 1997
Exhibit 4 - Pricing/Payments/Termination Liability/FM2 Option, dated March 16,
            1998,
Exhibit 5 - The Three Party Confidentiality Agreement between Kodak,
            EarthWatch, and Ball Aerospace and Technologies Corporation, dated 20 January 97,
Exhibit 6 - FM2 Components and Assembled Hardware original and addition, dated
            March 16, 1998,
Exhibit 7 - The Sensor Subsystem Interface Control Document, Document SP0031
            A-018E dated June 18, 1997

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED

By:  /s/ Donovan B. Hicks                       3/17/98
     ------------------------------------      ---------
     Donovan B. Hicks                            Date:
     Chief Executive Officer & President

EASTMAN KODAK COMPANY


By:  /s/ Carl A. Marchetto                      3/19/98
     ------------------------------------      ---------
     Carl A. Marchetto                            Date
     Vice President and General Manager
     EASTMAN KODAK COMPANY
     Image Acquisition Systems

                                       2
EarthWatch/Kodak Confidential

                                                                  Amendment 8 to
                                                          Contract 1M.SSS.0002.A
                                                                        03/17/98

                      Amendment 8 Revisions to Exhibit 1
                                      to
            Agreement for the EarthWatch QuickBird Sensor Subsystem
                                March 13, 1998

Delete paragraph a)2) Schedule Penalties. And insert the following
                      ------------------

a)2) Liquidated Damages: Since it is impossible to quantify the damages that
     ------------------
EarthWatch will incur as the result of any delivery made later than the schedule in Exhibit 4, and as time is of the essence in the performance of this contract, the parties have agreed upon liquidated damages to be assessed in such an event. The application of liquidated damages to FM1 shall be based on a scheduled delivery date of January 15, 1999 as defined in Exhibit 4 to this Agreement. There is a ten day grace period which means that liquidated damages will not accrue until January 26, 1999. Beginning on January 26, 1999, the price paid to Kodak shall be reduced by $5,000 per day for each day through sixty days from the end of the grace period that delivery is delayed beyond the end of the grace period date. For the purposes of calculating any resulting liquidated damages, delivery shall be considered the date of shipment from Kodak. This clause constitutes in its entirety the damages redeemable under the contract for late delivery for the period stated herein. Liquidated damages for late delivery do not apply to FM2.

a)3) Schedule Incentive This contract includes a schedule incentive for the
     ------------------
early completion and delivery of FM 1. If FM1 is delivered earlier than the scheduled delivery in Exhibit 4, KODAK will earn an incentive fee of $10,000 per day for each day in advance of the scheduled delivery in Exhibit 4. The maximum schedule incentive that can be earned under this clause is $300,000. The schedule incentive is in addition to the prices due for the milestones. For the purposes of this clause, delivery shall be considered the date of shipment from KODAK. Any earned schedule incentive can be invoiced following delivery of FM1.
Schedule incentives do not apply to FM2.

Delete Paragraph e) 3) Payment and Billing Disputes and replace with the
                       ----------------------------
following.

e)3) Payments and Billing Disputes: Kodak shall be paid by EarthWatch upon
     -----------------------------
successful completion of a payment milestone according to the completion criteria and submission of a corresponding invoice. This includes milestones completed in advance of the schedule in Exhibit 4. These amounts must be received by Kodak within 30 calendar days of the invoice date. All payments made to Kodak from EarthWatch shall be in U. S. dollars. EarthWatch shall pay a penalty of one percent (1.00%) of the full invoice amount for each month, or any portion of a month, that a payment is past due until the past due amount is paid by EarthWatch. Late payment charges will be billed to EarthWatch on a separate invoice. Kodak shall be solely responsible for payment to its vendors and suppliers for all sums properly due such parties.
     In the event that EarthWatch does not agree with the completion of a milestone invoiced by Kodak, EarthWatch shall so notify Kodak in writing within 5 business days of receipt of the invoice. If it is determined that Kodak has not completed the milestone as specified in Exhibit 4, the invoice date shall be delayed until such time as the milestone is completed. If it is determined that Kodak had properly completed the milestone as of the original invoice date, then payment shall be due within 30 calendar days of the original invoice date and all applicable late payment penalties shall apply.

EarthWatch/Kodak Confidential

                                                                  Amendment 8 to
                                                          Contract IM.SSS.0002.A
                                                                        03/17/98

     EarthWatch shall send payments to the following address and shall include Kodak's invoice number on all payments:

               EASTMAN KODAK COMPANY
               P.O. Box 100813
               Atlanta, GA 30384

          Payments may also be made by wire transfer to:
               CITIBANK N.A.
               New York, New York
               Routing/Transfer No. 0210-0008-9
               Account No. 40550939 (Domestic)

          Include the following information:
               EarthWatch Incorporated, Longmont, CO
               Customer No. 0565143
               Invoice No: To be completed with each transfer
               Amount Paid: To be completed with each transfer

     In the event Kodak fails to complete any milestone on or before the planned completion date, EarthWatch shall not be required to pay the amount specified for the milestone until it is completed.

     In the event that the planned completion of a milestone is delayed because of contractual direction from EarthWatch, both parties agree that the milestone description will be changed to a new mutually agreed to payment milestone description, consistent with the original planned date of completion.

Delete subparagraph o)2) "Notices" and replaced with the following:

Notices:

          All contractual correspondence, including notices, reports and documentation, shall be addressed as follows:
          KODAK:                                         EARTHWATCH:

          Eastman Kodak Company                   EarthWatch Incorporated
          Commercial & Government Systems
          800 Lee Road                            1900 Pike Road
          Rochester, NY 14650-3121                Longmont, CO 80503

          Attn.: James S. Holmes                  Attn.: Neal T. Anderson
          Contracts Department                    Senior Director, Spacecraft
                                                  Systems

                                                  cc:  Shawn Thompson
                                                       Contract Manager

                                       4
EarthWatch/Kodak Confidential

                                                                  Amendment 8 to
                                                          Contract 1M.SSS.0002.A
                                                                        03/17/98

Delete subparagraph o)3) "Authorized Representatives" and replaced with the following:
Authorized Representatives:
---------------------------

          The only individuals authorized to make changes to this Agreement and to sign contract documents are:
          EASTMAN KODAK CO.             EARTHWATCH INC.
          James S. Holmes               Donovan B. Hicks
          Contracts Department          Chief Executive Officer & President
          or                            or
          Richard W. Wambach Jr.        Walter S. Scott
          Contracts Manager             Chief Technical Officer
          Contracts Department
          Either party may change its authorized representatives at any time by providing written notice to the other party.

Delete subparagraph o)5) "Order of Precedence" and replace with the following:

Order of Precedence: In the event of any conflict, the controlling document
-------------------
shall be determined by the following order of precedence:


               A. This Agreement and Exhibits 1 and 4
               B. The Statement of Work, Exhibits 2 and 6
               C. The Sensor Subsystem Specification, Exhibit 3
               D. The Sensor Subsystem Interface Control Document, Exhibit 7
               E. The Three Party Confidentiality Agreement between Kodak,
                  EarthWatch, and Ball Aerospace and Technologies Corporation dated 20 January 97,

                                       5
EarthWatch/Kodak Confidential

Exhibit 4 - Pricing/Payment/Termination Liability/FM2 Option (amended 3/16/98)
 -----------------------------------------------------------------------------

Pricing and FM2 Option:


                   Description                                             Delivery Date              Price
                   -----------                                             -------------              -----
QuickBird Sensor Subsystem Non-recurring Design                          Not applicable            $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical                    15 January
Parts for Flight Model 2                                                      1999                 $16,587,250

Small Changes authorized in EarthWatch Letters dated                       As noted in
1/14/97, 1/28/97, 3/18/97, 4/8/97 and 4/23/97                             authorization
                                                                             letters               $   100,950
Monthly Risk Reduction SOW's                                               28 February
per Amendments 5 through 7 plus 3/12/98 Letter of                             1998                 $ 1,600,000
Authorization                                                                                      -----------
                                                                          Total Price              $21,700,000

        Option for Completion of Flight Model 2                          Exercise Date             Option Price
                                                                         -------------             ------------
QuickBird Sensor Subsystem - Flight Model 2 Option 2a                   2 January 1999              $5,200,000

                                                                         Delivery Date
                                                                         -------------
                                                                         1 September
                                                                            1999

                                           Exhibit 4

Baseline Payment/Termination Liability Schedule - 3/16/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               BASELINE              Cumulative
------------------------------------------------------------------------------------------------------------------------------------
Invoice                                                                                        Milestone            Termination
-----------------------------------------------------------------------------------------------------------------------------------
 Date             Payment Milestone                       Completion Criteria                    Amount               Liability
-----------------------------------------------------------------------------------------------------------------------------------
10/15/96    Contract Start                             Contract Fully Executed                $   10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
11/15/96      None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
12/15/96      None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
1/15/97       None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
2/15/97       None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
3/15/97       None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
4/1/97        FM2 Start                                FM2 Authorization                      $    1,795,000
-----------------------------------------------------------------------------------------------------------------------------------
5/15/97       None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
6/15/97       None                                     None                                   $            -
-----------------------------------------------------------------------------------------------------------------------------------
7/15197       Start Box Level Assy.                    Work Order Issued                      $    2,216,000
-----------------------------------------------------------------------------------------------------------------------------------
7/15/97       Small Changes                            Optical simul., SSS connectors, etc.   $      100,950
-----------------------------------------------------------------------------------------------------------------------------------
8/15/97       August SOW activities                    Execute Ammendment 5                   $      400,000
-----------------------------------------------------------------------------------------------------------------------------------
9/1/97        Sept. SOW activities                     Execute Ammendment 6                   $      250,000
-----------------------------------------------------------------------------------------------------------------------------------
10/1/97       Oct. SOW activities                      Execuie Ammendment 7                   $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
11/1/97       Nov. SOW activities                      Monthly activities, SOW addendum 3     $      100,000
-----------------------------------------------------------------------------------------------------------------------------------
12/1/97       Dec. SOW activities                      Monthly activities, SOW addendum 3     $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
1/1/98        Jan. SOW activities                      Monthly activities, SOW addendum 3     $      200,000
-----------------------------------------------------------------------------------------------------------------------------------
2/1/98        Feb. SOW activities                      Monthly activities, SOW addendum 3     $      200,000      $   19,490,000
-----------------------------------------------------------------------------------------------------------------------------------
3/12/98       Feb. SOW activities plus 1 wk.           EarthWatch Letter Authorization        $      150,000      $   19,876,000
-----------------------------------------------------------------------------------------------------------------------------------
3/16/98       Contract Restart                         Contract Fully Executed                $      650,000      $   19,976,000
-----------------------------------------------------------------------------------------------------------------------------------
4/1/98        Start FM MS Buffer BD Assy               Work Order Released                    $       75,000      $   20,055.000
-----------------------------------------------------------------------------------------------------------------------------------
4/1/98        FMI PAN & MS Clock Driver Assembly       Assemblies Complete and Inspected      $      225,000
-----------------------------------------------------------------------------------------------------------------------------------
4/15/98       FPU Interface Module                     Module Test Data Collection Complete   $      275,000      $   20,146,000
-----------------------------------------------------------------------------------------------------------------------------------
4/15/98       Pan Buffer Board Redesign                FM Buffer Boards Released for Fab      $      125,000
-----------------------------------------------------------------------------------------------------------------------------------
5/1/98        FM1 DVI Assembly                         Complete, Inspected, Ready, for         $      175,000     $   20,237,000
                                                       Next Level A
-----------------------------------------------------------------------------------------------------------------------------------
5/1/98        Start FPU System Interconnect Board Fab  P.O. Placed with Vendor, Fab Started   $       75,000
-----------------------------------------------------------------------------------------------------------------------------------
5/1/98        Assemble FM1 FPU Digitizer Boards        Digitizer Assys Released for           $      175,000
                                                       Module Assembly
-----------------------------------------------------------------------------------------------------------------------------------
5/15198       EM Compression Board Module Assembly     Assembly Complete and Inspected        $      200,000      $   20,328,000
-----------------------------------------------------------------------------------------------------------------------------------
5/15/98       Start FM1 Compression Board Assembly     Work Order Released, Assywork started  $       75,000
-----------------------------------------------------------------------------------------------------------------------------------
6/1/98        FM1 1553 Module Test                     1553 Module Test Data                  $      125,000      $   20,419,000
                                                       Collection Complete
-----------------------------------------------------------------------------------------------------------------------------------
6/1/98        FM1 Timing Board Testing (w/o Flight PR  Timing Board Test Data                 $      125,000
                                                       Collection Complete
-----------------------------------------------------------------------------------------------------------------------------------
6/1/98        Start of FM1 PSU Heater Board            P.O. Placed with Vendor, Fab Started   $       50,000
-----------------------------------------------------------------------------------------------------------------------------------
6/15/98       FM2 MS Filters                           Filters Coated, Cut, Ready Assy        $      125,000
-----------------------------------------------------------------------------------------------------------------------------------
6/15/98       Bond ARD & Header Pins on FM1 FPA        Assembly Complete and Inspected        $       50,000      $   20,511,000
-----------------------------------------------------------------------------------------------------------------------------------
6/15/98       FMI WBIF Module Assembly                 Assembly Complete and Inspected        $      150,000      $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
7/1/98        Install FMI Pan & MS DCA's               Installation Complete and Inspected    $      150,000      $   20,603,000
-----------------------------------------------------------------------------------------------------------------------------------
7/15/98       Pan Buffer Board Assembly                Assembly Complete and Inspected        $      125,000
-----------------------------------------------------------------------------------------------------------------------------------
7/15198       FM1 Compression Module Test              Module Test Data Collection Complete   $      150,000      $   20,696,000
-----------------------------------------------------------------------------------------------------------------------------------
8/1/98        Heater Tape & Thermistors installed on F Installation Complete and Inspected    $       50,000      $   20,789,000
-----------------------------------------------------------------------------------------------------------------------------------
8/1/98        FPE "Power On" Test                      FPE "Power On" Test Data
                                                       Collection Complete                    $      175,000
-----------------------------------------------------------------------------------------------------------------------------------
8/15/98       FM1 Cable Unit Assembly                  Assembly Complete and Inspected        $       50,000      $   20,883,000
-----------------------------------------------------------------------------------------------------------------------------------
8/15/98       FM1 DPU                                  Assembly Complete & Ready for Test     $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
9/1/98        FM1 FPA Environmental Testing            Environmental Test Succesfully
                                                       Completed                              $       75,000      $   20,977,000
-----------------------------------------------------------------------------------------------------------------------------------
9/1/98        Conformal Coat FM1 FPU Boards            Assembly Complete and Inspected        $       25,000
-----------------------------------------------------------------------------------------------------------------------------------
9/1/98        Set DPU Timing                           Mate FPU/DPU and set DPU timing        $       75,000
-----------------------------------------------------------------------------------------------------------------------------------
9/1/98        FM2 Pan & MS OCA's Installed             DCA's Installed & Inspected            $      125,000
-----------------------------------------------------------------------------------------------------------------------------------
9/l5/98       FMI Timing Boards Completion             Assembly Complete and Inspected        $       50,000      $   21,071,000
-----------------------------------------------------------------------------------------------------------------------------------
9/15/98       DPU Baseline Functional Test             DPU Functional Test Data               $       75,000
                                                       Collection Completed
-----------------------------------------------------------------------------------------------------------------------------------
10/1/98       FPU Thermal Cycle Test                   Test Successfully Completed,           $      100,000      $   21,166,000
                                                       FPU/DPU Mate
-----------------------------------------------------------------------------------------------------------------------------------
10/1/98       FMI FPU Vibration Test                   FPU Vibe Test Successfully Completed   $       50,000
-----------------------------------------------------------------------------------------------------------------------------------
10/1/98       FM1 PSU Assembled                        Assembly Complete & Ready for Test     $      125,000      $   21,261,000
-----------------------------------------------------------------------------------------------------------------------------------
10/1/98       FM2 FPA Testing                          Testing Successfully Completed         $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
10/15/98      FM2 Board Assembly (25%)                 25% FM2 Board Assemblies Completed     $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
10/15/98      DPU Thermal Test                         DPU Thermal Test Data                  $       75,000      $   21,357,000
                                                       Collection Complete
-----------------------------------------------------------------------------------------------------------------------------------
11/1/98       Assemble FM1 PSU Heater Board            Assembly Complete and Inspected        $       50,000      $   21,453,000
-----------------------------------------------------------------------------------------------------------------------------------
11/1/98       DPU Vibration Test                       DPU Vibration Test Data                $       75,000
                                                       Collection Complete
-----------------------------------------------------------------------------------------------------------------------------------
11/1/98       FM2 Board Assembly (50%)                 50% FM2 Board Assemblies Completed     $      150,000
-----------------------------------------------------------------------------------------------------------------------------------
11/1/98       Conformal Coat FMI PSU Boards            Assembly Complete and Inspected        $       25,000
-----------------------------------------------------------------------------------------------------------------------------------
11/15/98      FM2 Board Assembly (75%)                 75% FM2 Board Assemblies Completed     $      150,000      $   21,549,000
-----------------------------------------------------------------------------------------------------------------------------------
11/15/98      PSU Thermal Test                         PSU Thermal Test Data                  $       50,000
                                                       Collection Complete
-----------------------------------------------------------------------------------------------------------------------------------

                                              Exhibit 4

----------------------------------------------------------------------------------------------------------------------------------
Baseline Payment Termination Liability Schedule - 3/16/98 (cont'd)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 BASELINE        Cummulative
----------------------------------------------------------------------------------------------------------------------------------
   Invoice                                                                                      Milestone         Termination
----------------------------------------------------------------------------------------------------------------------------------
    Date               Payment Milestone                    Completion Criteria                  Amount           Liability
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
12/1/98      FMI DPU Complete                   Assembly Complete and Inspected                   $   100,000       $   21,646,000
----------------------------------------------------------------------------------------------------------------------------------
12/1/98      PSU Vibe Test                      PSU Vibe Test Data Collection Complete            $    50,000
----------------------------------------------------------------------------------------------------------------------------------
12/15/98     FM2 Board Assembly (100%)          100% FM2 Board Assemblies Completed               $   150,000
----------------------------------------------------------------------------------------------------------------------------------
12/15/99     PSU Thermal Vac Test               PSU Thermal Vac Test Data Collection Comp         $    50,000       $   21,744,000
----------------------------------------------------------------------------------------------------------------------------------
12/15/99     SSS Integration & Baseline Test    SSS Baseline Test Data Collection Complete        $   100,000
----------------------------------------------------------------------------------------------------------------------------------
1/1/99       SSS EMI Test                       SSS EMI Test Data Collection Complete             $    50,000
----------------------------------------------------------------------------------------------------------------------------------
1/15/99      Ship FM1 SSS                       FM1 Shipped from Kodak                            $    288,050      $   21,842,000
----------------------------------------------------------------------------------------------------------------------------------
2/15/99      FM1 Field Support                  30 Days of Field Support Provided by Kodak        $     50,000
----------------------------------------------------------------------------------------------------------------------------------
3/15/99      FM1 Field Support                  30 Days of Field Support Provided by Kodak        $     50,000      $   21,940,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  $ 21,700,000
----------------------------------------------------------------------------------------------------------------------------------

                                                Exhibit 4

Option for Completion of FM2: Payment/Termination Liability Schedule - 3/16/98
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     FM2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Completion          Cummulative
-----------------------------------------------------------------------------------------------------------------------------------
  Invoice                                                                                          Milestone          Termination
-----------------------------------------------------------------------------------------------------------------------------------
   Date            Payment Milestone                    Completion Criteria                          Amount             Liability
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1/1/99       Option for FM2 Completion: Start      Execution of Option                            $   700,000        $    850,000
-----------------------------------------------------------------------------------------------------------------------------------
1/15/99      FM2 Cable Unit Assembly Started       Work Order Released, Assembly Begun            $   100,000        $  1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
2/1/99       FM2 Box Level Assemblies Started      Work Order Released, Assembly Begun            $   300,000        $  1,400,00O
-----------------------------------------------------------------------------------------------------------------------------------
2/15/99      FM2 Clock Driver Boards Testing       Tested & Ready for Next Assy Level             $   400,000        $  1,900,000
-----------------------------------------------------------------------------------------------------------------------------------
3/1/99       FM2 PSU Assembly                      Assembly Complete & Inspected                  $   350,000        $  2,350,000
-----------------------------------------------------------------------------------------------------------------------------------
3/15/99      FM2 ASP Module Test                   Tested & Ready for Next Assy Level             $   350,000        $  2,700,000
-----------------------------------------------------------------------------------------------------------------------------------
4/1/99       FM2 FPU Assembly                      Assembly Complete & Inspected                  $   200,000        $  2,900,000
-----------------------------------------------------------------------------------------------------------------------------------
4/15/99      FM2 PSU Functional Test               Functional Test Successfully Completed         $   300,000        $  3,200,000
-----------------------------------------------------------------------------------------------------------------------------------
4/15/99      FM2 DPU Assembly                      Assembly Complete & Inspected                  $   200.000
-----------------------------------------------------------------------------------------------------------------------------------
5/1/99       FM2 DPU Functional Test               Functional Test Successfully Completed         $   220,000        $  3,620,000
-----------------------------------------------------------------------------------------------------------------------------------
5/15/99      FM2 Cable Unit Assembly               Assembly Complete, Ready for Integration       $   200.000        $  3,820,000
-----------------------------------------------------------------------------------------------------------------------------------
5/15/99      FM2 FPU Radiometry Test               Test Completed, Data Collected                 $   200,000
-----------------------------------------------------------------------------------------------------------------------------------
6/1/99       FM2 PSU Vibe Test                     Vibe Test Successfully Completed               $   200,000        $  4,220,000
-----------------------------------------------------------------------------------------------------------------------------------
6/1/99       Set FM2 DPU Timing                    Mate FPU/DPU, Set DPU Timing                   $   100,000
-----------------------------------------------------------------------------------------------------------------------------------
6/15/99      FM2 DPU Vibe Test                     Vibe Test Successfully Completed               $   200,000        $  4,520,000
-----------------------------------------------------------------------------------------------------------------------------------
7/1/99       FM2 PSU Thermal Test                  Thermal Test Successfully Completed            $   150,000        $  4,670,000
-----------------------------------------------------------------------------------------------------------------------------------
7/15/99      FM2 FPU Vibe Test                     Vibe Test Successfulty Completed               $   150,000        $  4,820,000
-----------------------------------------------------------------------------------------------------------------------------------
8/1/99       Begin FM2 SSS Integration             Work Order Released, Assembly Begun            $   150,000        $  4,970,000
-----------------------------------------------------------------------------------------------------------------------------------
8/15/99      FM2 SSS Thermal Cycle Test            Thermal Test Successfully Completed            $   150,000        $  5,120,000
-----------------------------------------------------------------------------------------------------------------------------------
9/1/99       Ship FM2                              FM2 Shipped from Kodak                         $   450,000        $  5,370,000
-----------------------------------------------------------------------------------------------------------------------------------
10/1/99      FM2 Field Support                     30 Days of Field Support Provided by Kodak     $    65,000        $  5,435,000
-----------------------------------------------------------------------------------------------------------------------------------
11/1/99      FM2 Field Support                     30 Days of Field Support Provided by Kodak     $    65,000        $  5,440,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  $ 5,200,000
-----------------------------------------------------------------------------------------------------------------------------------

                                   AMENDMENT 9
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
                   EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a revised Baseline Payment/Termination Liability Schedule within Exhibit 4. In addition, this amendment incorporates revisions to the following documents:

Exhibit 1 - Terms and Conditions is revised as noted.
Exhibit 4 - The portion of Pricing/Payments/Termination Liability titled
            Baseline Payment/Termination Liability Schedule (Amended March 16,
            1998) is deleted and replaced in its entirety with Baseline Payment/ Termination Liability Schedule (Amended June 16, 1998).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED

By:  /s/ Herbert F. Satterlee III                       6/16/98
     ------------------------------------          ----------------
     Herbert F. Satterlee III                      Date:
     Chief Executive Officer & President


EASTMAN KODAK COMPANY

By:  /s/ Jefferey A. Wynn for                           6/23/98
     -----------------------------------           -----------------
     Carl A. Marchetto                             Date
     Vice President and General Manger
     EASTMAN KODAK COMPANY
     Image Acquisition Systems



                                       1
EarthWatch/Kodak Confidential

                                                                  Amendment 9 to
                                                          Contract 1M.SSS.0002.A
                                                                        06/17/98
                       Amendment 9 Revisions to Exhibit 1
                                       to
            Agreement for the EarthWatch QuickBird Sensor Subsystem
                                 June 16, 1998

This Amendment is issued to incorporate the following noted changes

Delete subparagraph o)2) "Notices" and replaced with the following:
Notices:
---------
       All contractual correspondence, including notices, reports and documentation, shall be addressed as follows:
       KODAK:                                EARTHWATCH:

       Eastman Kodak Company                 EarthWatch Incorporated
       Commercial & Government Systems
       800 Lee Road                          1900 Pike Road
       Rochester, NY 14650-3121              Longmont, CO 80503

       Attn.: James S. Holmes                Attn.: Neal T. Anderson
       Contracts Department                  Senior Director, Spacecraft Systems

                                             cc:  Shawn Thompson
                                                  Director of Contracts

Delete subparagraph o)3) "Authorized Representatives" and replaced with the following:
Authorized Representatives:
---------------------------

       The only individuals authorized to make changes to this Agreement and to sign contract documents are:
       EASTMAN KODAK CO.                     EARTHWATCH INC.
       James S. Holmes                       Herbert F. Satterlee III
       Contracts Department                  Chief Executive Officer & President

       or                                    or

       Richard W. Wambach Jr.                Walter S. Scott
       Contracts Manager                     Chief Technical Officer
       Contracts Department
                                             or
                                             Shawn Thompson
                                             Director of Contracts
       Either party may change its authorized representatives at any time by providing written notice to the other party.

                                       2
EarthWatch/Kodak Confidential

                                   Exhibit 4

------------------------------------------------------------------------------------------------------------------------------------
Baseline Payment/Termination Liability Schedule - Revised 6/16/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    BASELINE          Cummulative
Invoice                                                                                             Milestone         Termination
 Date                   Payment Milestone                  Completion Criteria                       Amount            Liability
 ----                   -----------------                  ---------------------                     ------            ---------
------------------------------------------------------------------------------------------------------------------------------------
10/15/96        Contract Start                      Contract Fully Executed                         $10,000,000
------------------------------------------------------------------------------------------------------------------------------------
11/15/96        None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
12/15/96        None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
1/15/97         None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
2/15/97         None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
3/15/97         None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
4/1/97          FM2 Start                           FM2 Authorization                               $ 1,795,000
------------------------------------------------------------------------------------------------------------------------------------
5/15/97         None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
6/15/97         None                                None                                            $       -
------------------------------------------------------------------------------------------------------------------------------------
7/15/97         Start Box Level Assy.               Work Order Issued                               $ 2,216,000
------------------------------------------------------------------------------------------------------------------------------------
7/15/97         Small Changes                       Optical simul., SSS connectors, etc.            $   100,950
------------------------------------------------------------------------------------------------------------------------------------
8/15/97         August SOW activities               Execute Amendment 5                             $   400,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/97          Sep. SOW activities                 Execute Amendment 6                             $   250,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/97         Oct. SOW activities                 Execute Amendment 7                             $   150,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/97         Nov. SOW activities                 Monthly activities, SOW addendum 3              $   100,000
------------------------------------------------------------------------------------------------------------------------------------
12/1/97         Dec. SOW activities                 Monthly activities, SOW addendum 3              $   150,000
------------------------------------------------------------------------------------------------------------------------------------
1/1/98          Jan. SOW activities                 Monthly activities, SOW addendum 3              $   200,000
------------------------------------------------------------------------------------------------------------------------------------
2/1/98          Feb. SOW activities                 Monthly activities, SOW addendum 3              $   200,000        $  19,490,000
------------------------------------------------------------------------------------------------------------------------------------
3/12/98         Feb. SOW activities plus l wk.      EarthWatch Letter Authorization                 $   150,000        $  19,876,000
------------------------------------------------------------------------------------------------------------------------------------
3/16/98         Contract Restart                    Contract Fully Executed                         $   650,000        $  19,976,000
------------------------------------------------------------------------------------------------------------------------------------
4/1/98          Start FM MS Buffer BD Assy          Work Order Released                             $    75,000        $  20,055,000
------------------------------------------------------------------------------------------------------------------------------------
4/1/98          FM1 Pan & MS Clock Driver Assembly  Assemblies Complete and Inspected               $   225,000
------------------------------------------------------------------------------------------------------------------------------------
4/15/98         FPU Interface Module                Module Test Data Collection Complete            $   275,000        $  20,146,000
------------------------------------------------------------------------------------------------------------------------------------
4/15/98         Pan Buffer Board Redesign           FM Buffer Boards Released for Fab               $   125,000
------------------------------------------------------------------------------------------------------------------------------------
5/1/98          FM1 DVI Assembly                    Complete, Inspected, Ready for Next Level Assy  $   175,000        $  20,237,000
------------------------------------------------------------------------------------------------------------------------------------
5/1/98          Start FPU System Interconnect       P.O. Placed with Vendor, Fab Started            $    75,000
                Board Fab
------------------------------------------------------------------------------------------------------------------------------------
5/1/98          Assemble FM1 FPU Digitizer Boards   Digitizer Ass'ys Released for Module Assembly   $   175,000
------------------------------------------------------------------------------------------------------------------------------------
5/15/98         EM Compression Board Module         Assembly Complete and Inspected                 $   200,000        $  20,328,000
                Assembly
------------------------------------------------------------------------------------------------------------------------------------
5/15/98         Start FM1 Compression Board         Work Order Released, Assywork started           $    75,000
                Assembly
------------------------------------------------------------------------------------------------------------------------------------
6/1/98          FM1 1553 Module Test                1553 Module Test Data Collection Complete       $   125,000        $  20,419,000
------------------------------------------------------------------------------------------------------------------------------------
6/1/98          Start of FM1 PSU Heater Board       P.O. Placed with Vendor, Fab Started            $   100,000
------------------------------------------------------------------------------------------------------------------------------------
6/15/98         FM2 MS Filters                      Filters Coated, Cut, Ready for Assy.            $   150,000
------------------------------------------------------------------------------------------------------------------------------------
6/15/98         Bond ARD & Header Pins on FM1 FPA   Assembly Complete and Inspected                 $   100,000        $  20,511,000
------------------------------------------------------------------------------------------------------------------------------------
6/15/98         FM1 WBIF Module Assembly            Assembly Complete and Inspected                 $   150,000
------------------------------------------------------------------------------------------------------------------------------------
7/1/98          Install FM1 Pan & MS DCA's          Installation Complete and Inspected             $   150,000        $  20,603,000
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit 4

------------------------------------------------------------------------------------------------------------------------------------
Baseline Payment/Termination Liability Schedule - Revised 6/16/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          BASELINE       Cumulative
Invoice                                                                                                   Milestone      Termination
 Date                  Payment Milestone                           Completion Criteria                     Amount         Liability
 ----                  -----------------                           -------------------                     ------         ---------
------------------------------------------------------------------------------------------------------------------------------------
7/15/98   Pan Buffer Board Assembly                        Assembly Complete and Inspected               $    125,000
------------------------------------------------------------------------------------------------------------------------------------
7/15/98   FM1 Compression Module Test                      Module Test Data Collection Complete          $    150,000   $ 20,696,000
------------------------------------------------------------------------------------------------------------------------------------
8/1/98    Heater Tape & Thermistors Installed on FPA       Installation Complete and Inspected           $     50,000   $ 20,789,000
------------------------------------------------------------------------------------------------------------------------------------
8/1/98    FPE "Power On" Test                              FPE "Power On" Test Data Collection Complete  $    175,000
------------------------------------------------------------------------------------------------------------------------------------
8/15/98   FM1 Cable Unit Assembly                          Assembly Complete and Inspected               $     50,000   $ 20,883,000
------------------------------------------------------------------------------------------------------------------------------------
8/15/98   FM1 DPU Assembled                                Assembly Complete & Ready for Test            $    150,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98    FM1 FPA Environmental Testing                    Environmental Test Successfully Completed     $     75,000   $ 20,977,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98    Conformal Coat FM1 FPU Boards                    Assembly Completed and Inspected              $     25,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98    Set DPU Timing                                   Mate FPU/DPU and set DPU timing               $     75,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98    FM2 Pan & MS DCA's Installed                     DCA's Installed & Inspected                   $    125,000
------------------------------------------------------------------------------------------------------------------------------------
9/15/98   FM1 Timing Boards Completion                     Assembly Complete and Inspected               $     50,000   $ 21,071,000
------------------------------------------------------------------------------------------------------------------------------------
9/15/98   DPU Baseline Functional Test                     DPU Functional Test Data Collection Complete  $     75,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98   FPU Thermal Cycle Test                           Test Successfully Completed, FPU/DPU Mated    $    100,000   $ 21,166,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98   FM1 FPU Vibration Test                           FPU Vibe Test Successfully Completed          $     50,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98   FM1 PSU Assembled                                Assembly Complete & Ready for Test            $    125,000   $ 21,261,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98   FM2 FPA Testing                                  Testing Successfully Completed                $    150,000
------------------------------------------------------------------------------------------------------------------------------------
10/15/98  FM2 Board Assembly (25%)                         25% FM2 Board Assemblies Completed            $    150,000
------------------------------------------------------------------------------------------------------------------------------------
10/15/98  DPU Thermal Test                                 DPU Thermal Test Data Collection Complete     $     75,000   $ 21,357,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98   Assemble FM1 PSU Heater Board                    Assembly Complete and Inspected               $     50,000   $ 21,453,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98   DPU Vibration Test                               DPU Vibration Test Data Collection Complete   $     75,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98   FM2 Board Assembly (50%)                         50% FM2 Board Assemblies Completed            $    150,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98   Conformal Coat FM1 PSU Boards                    Assembly Complete and Inspected               $     25,000
------------------------------------------------------------------------------------------------------------------------------------
11/15/98  FM2 Board Assembly (75%)                         75% FM2 Board Assemblies Completed            $    150,000   $21,549,000
------------------------------------------------------------------------------------------------------------------------------------
11/15/98  PSU Thermal Test                                 PSU Thermal Test Data Collection Complete     $     50,000
------------------------------------------------------------------------------------------------------------------------------------
12/1/98   FM1 DPU Complete                                 Assembly Complete and Inspected               $    100,000   $21,646,000
------------------------------------------------------------------------------------------------------------------------------------
12/1/98   PSU Vibe Test                                    PSU Vibe Test Data Collection Complete        $     50,000
------------------------------------------------------------------------------------------------------------------------------------
12/15/98  FM2 Board Assembly (100%)                        100% FM2 Board Assemblies Completed           $    150,000
------------------------------------------------------------------------------------------------------------------------------------
12/15/99  PSU Thermal Vac Test                             PSU Thermal Vac Test Data Collection Complete $     50,000   $ 21,744,000
------------------------------------------------------------------------------------------------------------------------------------
12/15/99  SSS Integration & Baseline Test                  SSS Baseline Test Data Collection Complete    $    100,000
------------------------------------------------------------------------------------------------------------------------------------
1/1/99    SSS EMI Test                                     SSS EMI Test Data Collection Complete         $     50,000
------------------------------------------------------------------------------------------------------------------------------------
1/15/99   Ship FM1 SSS                                     FM1 Shipped from Kodak                        $    288,050   $ 21,842,000
------------------------------------------------------------------------------------------------------------------------------------
2/15/99   FM1 Field Support                                30 Days of Field Support Provided by Kodak    $     50,000
------------------------------------------------------------------------------------------------------------------------------------
3/15/99   FM1 Field Support                                30 Days of Field Support Provided by Kodak    $     50,000   $ 21,940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         $ 21,700,000
------------------------------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 10
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
                   EARTHWATCH, INC. AND EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to modify the delivery and payment schedule of the FM1 PSU milestones. As a result, this Amendment incorporates revisions to the following document:

Exhibit 4 - Baseline Payment/Termination Liability Schedule - Revised 6/16/98
            is deleted and replaced in its entirety with Exhibit 4 - Baseline Payment/Termination Liability Schedule - Revised 9/11/98.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH INCORPORATED

By: /s/ Herbert F. Satterlee III                9/28/98
    ------------------------------------     --------------
    Herbert F. Satterlee III                 Date
    Chief Executive Officer & President


EASTMAN KODAK COMPANY


By:  /s/ James S. Holmes                       10/13/98
    ------------------------------------     --------------
    James S. Holmes                          Date
    Contracts, Image Acquisition Systems

                                   Exhibit 4

------------------------------------------------------------------------------------------------------------------------------------
Baseline Payment/Termination Liability Schedule - Revised 9/11/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  BASELINE            Cummulative
Invoice                                                                                           Milestone           Termination
 Date             Payment Milestone                 Completion Criteria                             Amount             Liability
 ----             -----------------                 -------------------                             ------             ---------

8/15/98           FM1 Cable Unit Assembly           Assembly Complete and Inspected                $      50,000      $  20,883,000
------------------------------------------------------------------------------------------------------------------------------------
8/15/98           FM1 DPU Assembled                 Assembly Complete & Ready for Test             $     150,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98            FM1 FPA Environmental Testing     Environmental Test Successfully Completed      $      75,000      $  20,977,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98            Conformat Coat FM1 FPU Boards     Assembly Complete and Inspected                $      25,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98            Set DPU Timing                    Mate FPU/DPU and set DPU timing                $      75,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/98            FM2 Pan & MS DCA's Installed      DCA's Installed & Inspected                    $     125,000
------------------------------------------------------------------------------------------------------------------------------------
9/15/98           FM1 Timing Boards Completion      Assembly Complete and Inspected                $      50,000      $  21,071,000
------------------------------------------------------------------------------------------------------------------------------------
9/15/98           DPU Baseline Functional Test      DPU Functional Test Data Collection Complete   $      75,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98           FPU Thermal Cycle Test            Test Successfully Completed, FPU/DPU Mated     $     100,000      $  21,166,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98           FM1 FPU Vibration Test            FPU Vibe Test Successfully Completed           $      50,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98           Assemble FM1 PSU Heater Board     Assembly Complete and Inspected                $      50,000      $  21,261,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/98           FM2 FPA Testing                   Testing Successfully Completed                 $     150,000
------------------------------------------------------------------------------------------------------------------------------------
10/15/98          FM2 Board Assembly (25%)          25% FM2 Board Assemblies Completed             $     150,000
------------------------------------------------------------------------------------------------------------------------------------
10/15/98          DPU Thermal Test                  DPU Thermal Test Data Collection Complete      $      75,000      $  21,357,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98           FM1 PSU Assembled                 Assembly Complete & Ready for Test             $     125,000      $  21,453,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98           DPU Vibration Test                DPU Vibration Test Data Collection Complete    $      75,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98           FM2 Board Assembly (50%)          50% FM2 Board Assemblies Completed             $     150,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/98           Conformal Coat FM1 PSU Boards     Assembly Complete and Inspected                $      25,000
------------------------------------------------------------------------------------------------------------------------------------
11/15/98          FM2 Board Assembly (75%)          75% FM2 Board Assemblies Completed             $     150,000      $  21,549,000
------------------------------------------------------------------------------------------------------------------------------------
11/15/98          PSU Thermal Test                  PSU Thermal Test Data Collection Complete      $      50,000
------------------------------------------------------------------------------------------------------------------------------------
12/1/98           FM1 DPU Complete                  Assembly Complete and Inspected                $     100,000      $  21,646,000
------------------------------------------------------------------------------------------------------------------------------------
12/1/98           PSU Vibe Test                     PSU Vibe Test Data Collection Complete         $      50,000
------------------------------------------------------------------------------------------------------------------------------------
12/15/98          FM2 Board Assembly (100%)         100% FM2 Board Assemblies Completed            $     150,000
------------------------------------------------------------------------------------------------------------------------------------
12/15/98          PSU Thermal Vac Test              PSU Thermal Vac Test Data Collection Complete  $      50,000      $  21,744,000
------------------------------------------------------------------------------------------------------------------------------------
12/15/98          SSS Integration & Baseline Test   SSS Baseline Test Data Collection Complete     $     100,000
------------------------------------------------------------------------------------------------------------------------------------
1/1/99            SSS EMI Test                      SSS EMI Test Data Collection Complete          $      50,000
------------------------------------------------------------------------------------------------------------------------------------
1/15/99           Ship FM1 SSS                      FM1 Shipped from Kodak                         $     288,050      $  21,842,000
------------------------------------------------------------------------------------------------------------------------------------
2/15/99           FM1 Field Support                 30 Days of Field Support Provided by Kodak     $      50,000
------------------------------------------------------------------------------------------------------------------------------------
3/15/99           FM1 Field Support                 30 Days of Field Support Provided by Kodak     $      50,000      $  21,940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $  21,700,000
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit 4

------------------------------------------------------------------------------------------------------------------------------------
Baseline Payment/Termination Liability Schedule - Revised 9/11/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  BASELINE               Cummulative
 Invoice                                                                                          Milestone              Termination
  Date       Payment Milestone                        Completion Criteria                          Amount                 Liability
 ----        -----------------                        --------------------                          ------                ---------
------------------------------------------------------------------------------------------------------------------------------------
10/15/96    Contract Start                            Contract Fully Executed                  $  10,000,000
------------------------------------------------------------------------------------------------------------------------------------
11/15/96    None                                      None                                     $         -
------------------------------------------------------------------------------------------------------------------------------------
12/15/96    None                                      None                                     $         -
------------------------------------------------------------------------------------------------------------------------------------
1/15/97     None                                      None                                     $         -
------------------------------------------------------------------------------------------------------------------------------------
2/15/97     None                                      None                                     $         -
------------------------------------------------------------------------------------------------------------------------------------
3/15/97     None                                      None                                     $         -
------------------------------------------------------------------------------------------------------------------------------------
4/1/97      FM2 Start                                 FM2 Authorization                        $   1,795,000
------------------------------------------------------------------------------------------------------------------------------------
5/15/97     None                                      None                                    $          -
------------------------------------------------------------------------------------------------------------------------------------
6/15/97     None                                      None                                    $         -
------------------------------------------------------------------------------------------------------------------------------------
7/15/97     Start Box Level Assy.                     Work Order Issued                       $   2,216,000
------------------------------------------------------------------------------------------------------------------------------------
7/15/97     Small Changes                             Optical simul., SSS connectors, etc.    $     100,950
------------------------------------------------------------------------------------------------------------------------------------
8/15/97     August SOW activities                     Execute Amendment 5                     $     400,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/97      Sep SOW activities                        Execute Amendment 6                     $     250,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/97     Oct. SOW activities                       Execute Amendment 7                     $     150,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/97     Nov. SOW activities                       Monthly activities, SOW addendum 3      $     100,000
------------------------------------------------------------------------------------------------------------------------------------
12/1/97     Dec. SOW activities                       Monthly activities, SOW addendum 3      $     150,000
------------------------------------------------------------------------------------------------------------------------------------
1/1/98      Jan. SOW activities                       Monthly activities, SOW addendum 3      $     200,000
------------------------------------------------------------------------------------------------------------------------------------
2/1/98      Feb. SOW activities                       Monthly activities. SOW addendum 3      $     200,000        $19,490,000
------------------------------------------------------------------------------------------------------------------------------------
3/12/98     Feb. SOW activities plus I wk.            EarthWatch Letter Authorization-        $     150,000        $19,876,000
------------------------------------------------------------------------------------------------------------------------------------
3/16/98     Contract Restart                          Contract Fully Executed                 $     650,000        $19,976,000
------------------------------------------------------------------------------------------------------------------------------------
4/1/98      Start FM MS Buffer BID Assy               Work Order Released                     $      75,000        $20,055,000
------------------------------------------------------------------------------------------------------------------------------------
4/1/98      FM I PAN& MS Clock Driver Assembly        Assemblies Complete and Inspected       $     225,000
------------------------------------------------------------------------------------------------------------------------------------
4/15/98     FPU Interface Module                      Module Test Data Collection Complete    $     275,000        $20,146,000
------------------------------------------------------------------------------------------------------------------------------------
4/15/98  Pan Buffer Board Redesign                    FM Buffer Boards Released for Fab       $     125,000
------------------------------------------------------------------------------------------------------------------------------------
5/1/98  FM1 DVI Assembly                              Complete, Inspected, Ready for Next     $     175,000        $20,237,000
------------------------------------------------------------------------------------------------------------------------------------
5/1/98  Start FPU System Interconnect Board Fab       P.O. Placed with Vendor, Fab Started    $      75,000
------------------------------------------------------------------------------------------------------------------------------------
5/1/98  Assemble FM 1 FPU Digitizer Boards            Digitizer Ass'ys Realeased for Module   $     175,000
                                                      Assembly
------------------------------------------------------------------------------------------------------------------------------------
5/15/98  EM Compression Board Module Assembly         Assembly Complete and Inspected         $     200,000        $20,3~8,000
------------------------------------------------------------------------------------------------------------------------------------
5/15/98  Start FM 1 Compression Board Assembly        Work Order Released, Assywork started   $    75,000
------------------------------------------------------------------------------------------------------------------------------------
6/1/98   FM 1 1553 Module Test                        1553 Module Test Data Collection        $   125,000          $20,419,000
                                                      Complete
------------------------------------------------------------------------------------------------------------------------------------
6/1/98   Start of FM I PSU Heater Board               P.O. Placed with Vendor, Fab Started    $   100,000
------------------------------------------------------------------------------------------------------------------------------------
1 -5/98  FM2 MS Filters                               Filters Coated, Cut, Ready for Assy     $   150,000
------------------------------------------------------------------------------------------------------------------------------------
6/15/98  Bond ARID & Header Pins on FM1 FPA           Assembly Complete and Inspected         $   100,000          $20,511,000
------------------------------------------------------------------------------------------------------------------------------------
6/15/98  FM I WBIF Module Assembly                    Assembly Complete and Inspected         $   150,000
------------------------------------------------------------------------------------------------------------------------------------
7/1/98  Install FIVI I Pan& MS DCA's                  Installation Complete and Inspected     $   150,000          $20,603,000
------------------------------------------------------------------------------------------------------------------------------------
7/15/98  Pon Buffer Board Assembly                    Assembly Complete and Inspected         $   125,000
------------------------------------------------------------------------------------------------------------------------------------
7/15/98  FM I Compression Module Test                 Module Test Data Collection Complete    $   150,000          $20,696,000
------------------------------------------------------------------------------------------------------------------------------------
8/1/98   Heater Tape & Thermistors Installed on FPA   Installation Complete and Inspected     $    50,000          $20,789,000
------------------------------------------------------------------------------------------------------------------------------------
8/1/98   FPE "Power On" Test                          FPE "Power On" Test Data Collection     $   175,000
                                                      Complete
------------------------------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 11
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a change to the delivery schedule, program incentives, liquidated damages and revisions to the Interface Control Document. This Amendment also is also issued to exercise the option for FM2 based upon the revised Payment/Termination Liability Schedule. As noted herein, this contract is amended.

This amendment incorporates revisions to the following documents:

Exhibit I - Terms and Conditions is revised as noted.

Exhibit 4 - Pricing/Payments/Termination Liability Schedule (amended September
            11, 1998) is deleted and replaced in its entirety with Pricing/Payments/Termination Liability Schedule FM 1 and FM2 (amended December 7, 1998).
Exhibit 7 - Sensor Subsystem Interface Control Document is revised as noted.

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

EarthWatch exercises its option for FM2. Accordingly, the first sentence of
Article 1 is deleted and replaced with the following.

Subject to the Terms and Conditions listed in Exhibit 1, Kodak shall provide the necessary resources for the definition, design, production, integration, test, and verification of two (2) Sensor Subsystems, including the information necessary to integrate the Sensor Subsystems into the QuickBird Spacecraft and operate the Sensor Subsystem on orbit.

Article 1 is further modified to delete the reference to the Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018E, dated June 18, 1997 and replace it with a reference to Sensor Subsystem Interface Control Document for the QuickBird Spacecraft, Document SP0031A-018F, dated September 22, 1998.

Article 2 is modified to delete the reference to Exhibit 4 as amended March 16, 1998 and replace it with a reference to Exhibit 4 as amended December 7, 1998.

Article 3 is modified to include the following Exhibits as revised:

                                                                 Amendment 11 to
                                                          Contract 1M.SSS.0002.A

Exhibit 4 - Pricing/Payments/Termination Liability/FM1 and FM2, dated
            December 7, 1998.
Exhibit 7 - Sensor Subsystem Interface Control Document, Document
            SP0031A-018F dated September 22, 1998.

Exhibit 1 - Terms and Conditions shall be revised as follows:

Paragraph a)2) Liquidated Damages is modified to delete the reference to the FM1
               ------------------
scheduled delivery date of January 15, 1999 and replace it with February 5, 1999. The reference to the ten day grace period before liquidated damages accrue beginning January 26, 1999 shall be deleted and replaced with February 15, 1999. All other provisions remain unchanged.

Paragraph a)3) Schedule Incentive is modified to increase the schedule incentive
               ------------------
fee to $20,000 per day from $10,000 per day. The maximum schedule incentive shall be increased to $600,000 from $300,000. All other provisions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH INCORPORATED

By:   /s/ Herbert F. Satterlee III                    12/10/98
   -----------------------------------         -----------------------------
   Herbert F. Satterlee III                    Date
   Chief Executive Officer & President



EASTMAN KODAK COMPANY


By:   /s/ Jeffrey A. Wynn                             12/10/98
   -----------------------------------       -----------------------------
   Jeffrey A. Wynn                           Date
   General Manager (Acting),
   Image Acquisition Systems

                                   Exhibit 4

------------------------------------------------------------------------------------------------------------------------------------
FM1 Pricing/Payments/Termination Liability Schedule (amended 12/7/98)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         BASELINE      Cumulative
------------------------------------------------------------------------------------------------------------------------------------
   Invoice                                                                                               Milestone     Termination
------------------------------------------------------------------------------------------------------------------------------------
    Date                  Payment Milestone                   Completion Criteria                         Amount        Liability
    ----                  ----------------                    -------------------                         ------        ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      10/15/96  Contract Start                           Contract Fully Executed                         $10,000,000
------------------------------------------------------------------------------------------------------------------------------------
      11/15/96  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
      12/15/96  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
       1/15/97  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
       2/15/97  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
       3/15/97  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
        4/1/97  FM2 Start                                FM2 Authorization                               $ 1,795,000
------------------------------------------------------------------------------------------------------------------------------------
       5/15/97  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
       6/15/97  None                                     None                                            $ -
------------------------------------------------------------------------------------------------------------------------------------
       7/15/97  Start Box Level Assy.                    Work Order Issued                               $ 2,216,000
------------------------------------------------------------------------------------------------------------------------------------
       7/15/97  Small Changes                            Optical simul., SSS connectors, etc.            $   100,950
------------------------------------------------------------------------------------------------------------------------------------
       8/15/97  Auqust SOW activities                    Execute Amendment 5                             $   400,000
------------------------------------------------------------------------------------------------------------------------------------
        9/1/97  Sep.- SOW activities                     Execute Amendment 6                             $   250,000
------------------------------------------------------------------------------------------------------------------------------------
       10/1/97  Oct. SOW activities                      Execute Amendment 7                             $   150,000
------------------------------------------------------------------------------------------------------------------------------------
       11/1/97  Nov. SOW activities                      Monthly activities, SOW addendum 3              $   100,000
------------------------------------------------------------------------------------------------------------------------------------
       12/1/97  Dec. SOW activities                      Monthly activities, SOW addendum 3              $   150,000
------------------------------------------------------------------------------------------------------------------------------------
        1/1/98  Jan. SOW activities                      Monthly activities, SOW addendum 3              $   200,000
------------------------------------------------------------------------------------------------------------------------------------
        2/1/98  Feb. SOW activities                      Monthly activities, SOW addendum 3              $   200,000   $  19,490,000
------------------------------------------------------------------------------------------------------------------------------------
       3/12/98  Feb. SOW activities plus 1 wk.           EarthWatch Letter Authorization                 $   150,000   $  19,876,000
------------------------------------------------------------------------------------------------------------------------------------
       3/16/98  Contract Restart                         Contract Fully Executed                         $   650,000   $  19,976,000
------------------------------------------------------------------------------------------------------------------------------------
        4/1/98  Start FM MS Buffer BD Assy               Work Order Released                             $    75,000   $  20,055,000
------------------------------------------------------------------------------------------------------------------------------------
        4/1/98  FM1 PAN & MS Clock Driver Assembly       Assemblies Complete and Inspected               $   225,000
------------------------------------------------------------------------------------------------------------------------------------
       4/l5/98  FPU Interface Module                     Module Test Data Collection Complete            $   275,000   $  20,146,000
------------------------------------------------------------------------------------------------------------------------------------
       4/15/98  Pan Buffer Board Redesign                FM Buffer Boards Released for Fab               $   125,000
------------------------------------------------------------------------------------------------------------------------------------
        5/1/98  FM1 DVI Assembly                         Complete, Inspected, Ready for Next Level       $   175,000   $  20,237,000
------------------------------------------------------------------------------------------------------------------------------------
        5/1/98  Start FPU System Interconnect Board Fab  P.O. Placed with Vendor, Fab Started            $    75,000
------------------------------------------------------------------------------------------------------------------------------------
        5/1/98  Assemble FM1 FPU Digitizer Boards        Digitizer Ass'ys Released for Module Assembly   $   175,000
------------------------------------------------------------------------------------------------------------------------------------
       5/15/98  EM Compression Board Module Assembly     Assembly Complete and Inspected                 $   200,000   $  20,328,000
------------------------------------------------------------------------------------------------------------------------------------
       5/15/98  Start FM1 Compression Board Assembly     Work Order Released, Assywork started           $    75,000
------------------------------------------------------------------------------------------------------------------------------------
        6/1/98  FM1 1533 Module Test                     1553 Module Test Data Collection Complete       $   125,000   $  20,419,000
------------------------------------------------------------------------------------------------------------------------------------
        6/1/98  Start of FM1 PSU Heater Board            P.O. Placed with Vendor, Fab Started            $   100,000
------------------------------------------------------------------------------------------------------------------------------------
       6/15/98  FM2 MS Filters                           Filters Coated, Cut, Ready for Assy             $   150,000
------------------------------------------------------------------------------------------------------------------------------------
       6/15/98  Bond ARD & Header Pins on FM1 FPA        Assembly Complete and Inspected                 $   100,000   $  20,511,000
------------------------------------------------------------------------------------------------------------------------------------
       6/15/98  FM1 WBIF Module Assembly                 Assembly Complete and Inspected                 $   150,000
------------------------------------------------------------------------------------------------------------------------------------
        7/1/98  Install FM1 Pan & MS DCA's               Installation Complete and Inspected             $   150,000   $  20,603,000
------------------------------------------------------------------------------------------------------------------------------------
       7/15/98  Pan Buffer Board Assembly                Assembly Complete and Inspected                 $   125,000
------------------------------------------------------------------------------------------------------------------------------------
       7/15/98  FM1 Compression Module Test              Module Test Data Collection Complete            $   150,000   $  20,696,000
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit 4

FM I Pricing/Payments/Termination Liability Schedule (amended 12/7/98)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           BASELINE   Cumulative
----------------------------------------------------------------------------------------------------------------------------------
   Invoice                                                                                               Milestone   Termination
----------------------------------------------------------------------------------------------------------------------------------
    Date                    Payment Milestone                            Completion Criteria               Amount      Liability
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
8/1/98      Heater Tape & Thermistors Installed on FPA    Installation Complete and Inspected           $    50,000     $20,789,000
----------------------------------------------------------------------------------------------------------------------------------
8/1/98      FPE "Power On" Test                           FPE "Power On" Test Data Collection Complete  $    175,000
----------------------------------------------------------------------------------------------------------------------------------
8/15/98     FM1 Cable Unit Assembly                       Assembly Complete and Inspected               $     50,000    $20,883,000
----------------------------------------------------------------------------------------------------------------------------------
9/7/98      FM1 DPU Assembled                             Assembly Complete & Ready for Test            $    150,000
----------------------------------------------------------------------------------------------------------------------------------
9/1/98      FM1 FPA Environmental Testing                 Environmental Test Successfully Completed     $     75,000    $20,977,000
----------------------------------------------------------------------------------------------------------------------------------
9/22/98     Conformal Coat FM1 FPU Boards                 Assembly Complete and Inspected               $     25,000
----------------------------------------------------------------------------------------------------------------------------------
9/22/98     Set DPU Timing                                Mate FPU/DPU and set DPU timing               $     75,000
----------------------------------------------------------------------------------------------------------------------------------
9/1/98      FM2 Pan & MS DCA's Installed                  DCA's Installed & Inspected                   $    125,000
----------------------------------------------------------------------------------------------------------------------------------
10/6/98     FM1 Timing Boards Completion                  Assembly Complete and Inspected               $     50,000    $21,071,000
----------------------------------------------------------------------------------------------------------------------------------
10/6/98     DPU Baseline Functional Test                  DPU Functional Test Data Collection Complete  $     75,000
----------------------------------------------------------------------------------------------------------------------------------
10/22/98    FPU Thermal Cycle Test                        Test Successfully Completed, FPU/DPU Mated    $    100,000    $21,166,000
----------------------------------------------------------------------------------------------------------------------------------
10/22/98    FM1 FPU Vibration Test                        FPU Vibe Test Successfully Completed          $     50,000
----------------------------------------------------------------------------------------------------------------------------------
10/22/98    Assemble FM1 PSU Heater Board                 Assembly Complete and Inspected               $     50,000    $21,261,000
----------------------------------------------------------------------------------------------------------------------------------
10/22/98    FM2 FPA Testing                               Testing Successfully Completed                $    150,000
----------------------------------------------------------------------------------------------------------------------------------
11/5/98     FM2 Board Assembly (25%)                      25% FM2 Board Assemblies Completed            $    150,000
----------------------------------------------------------------------------------------------------------------------------------
11/5/98     DPU Thermal Test                              DPU Thermal Test Data Collection Complete     $     75,000    $21,357,000
----------------------------------------------------------------------------------------------------------------------------------
11/23/98    FM1 PSU Assembled                             Assembly Complete & Ready for Test            $    125,000    $21,453,000
----------------------------------------------------------------------------------------------------------------------------------
11/23/98    DPU Vibration Test                            DPU Vibration Test Data Collection Complete   $     75,000
----------------------------------------------------------------------------------------------------------------------------------
11/23/98    FM2 Board Assembly (50%)                      50% FM2 Board Assemblies Completed            $    150,000
----------------------------------------------------------------------------------------------------------------------------------
11/23/98    Conformal Coat FM1 PSU Boards                 Assembly Complete and Inspected               $     25,000
----------------------------------------------------------------------------------------------------------------------------------
12/7/98     FM2 Board Assembly (75%)                      75% FM2 Board Assemblies Completed            $    150,000    $21,549,000
----------------------------------------------------------------------------------------------------------------------------------
12/7/98     PSU Thermal Test                              PSU Thermal Test Data Collection Complete     $     50,000
----------------------------------------------------------------------------------------------------------------------------------
12/22/98    FM1 DPU Complete                              Assembly Complete and Inspected               $    100,000    $21,646,000
----------------------------------------------------------------------------------------------------------------------------------
12/22/98    PSU Vibe Test                                 PSU Vibe Test Data Collection Complete        $     50,000
----------------------------------------------------------------------------------------------------------------------------------
1/5/99      FM2 Board Assembly (100%)                     100% FM2 Board Assemblies Completed           $    150,000
----------------------------------------------------------------------------------------------------------------------------------
1/5/99      PSU Thermal Vac Test                          PSU Thermal Vac Test Data Collection Complete $     50,000    $21,744,000
----------------------------------------------------------------------------------------------------------------------------------
1/5/99      SSS Inteqration & Baseline Test               SSS Baseline Test Data Collection Complete    $    100,000
----------------------------------------------------------------------------------------------------------------------------------
1/22/99     SSS EM1 Test                                  SSS EM1 Test Data Collection Complete         $     50,000
----------------------------------------------------------------------------------------------------------------------------------
2/5/99      Ship FM1 SSS                                  FM1 Shipped from Kodak                        $    288,050    $21,842,000
----------------------------------------------------------------------------------------------------------------------------------
3/7/99      FM1 Field Support                             30 Days of Field Support Provided by Kodak    $     50,000
----------------------------------------------------------------------------------------------------------------------------------
4/6/98      FM1 Field Support                             30 Days of Field Support Provided by Kodak    $     50,000    $21,940,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $ 21,700,000
----------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit 4


Completion of FM2: Payment/Termination Liability Schedule - 12/7/98
                                                                                                  FM2
                                                                                               Completion           Cummulative
Invoice                                                                                         Milestone           Termination
 Date            Payment Milestone                 Completion Criteria                           Amount              Liability
 ----            -----------------                 -------------------                           ------              ---------

12/7/98   Option for FM2 Completion: Start          Execution of Option                          $  150,000          $   150,000
------------------------------------------------------------------------------------------------------------------------------------
1/15/99   FM2 Cable Unit Assembly Started           Work Order Released, Assembly Begun          $  650,000          $ 1,000,000
------------------------------------------------------------------------------------------------------------------------------------
2/1/99    FM2 Box Level Assemblies Started          Work Order Released, Assembly Begun          $  300,000          $ 1,400,000
------------------------------------------------------------------------------------------------------------------------------------
2/15/99   FM2 Clock Driver Boards Testing           Tested & Ready for Next Assy Level           $  400,000          $ 1,900,000
------------------------------------------------------------------------------------------------------------------------------------
3/l/99    FM2 PSU Assembly                          Assembly Complete & Inspected                $  350,000          $ 2,350,000
------------------------------------------------------------------------------------------------------------------------------------
3/15/99   FM2 ASP Module Test                       Tested & Ready for Next Assy Level           $  350,000          $ 2,700,000
------------------------------------------------------------------------------------------------------------------------------------
4/1/99    FM2 FPU Assembly                          Assembly Complete & Inspected                $  200,000          $ 2,900,000
------------------------------------------------------------------------------------------------------------------------------------
4/15/99   FM2 PSU Functional Test                   Functional Test Successfully Completed       $  300,000          $ 3,200,000
------------------------------------------------------------------------------------------------------------------------------------
4/15/99   FM2 DPU Assembly                          Assembly Complete & Inspected                $  200,000
------------------------------------------------------------------------------------------------------------------------------------
5/1/99    FM2 DPU Functional Test                   Functional Test Successfully Completed       $  220,000          $ 3,620,000
------------------------------------------------------------------------------------------------------------------------------------
5/15/99   FM2 Cable Unit Assembly                   Assembly Complete, Ready for Integration     $  200,000          $ 3,820,000
------------------------------------------------------------------------------------------------------------------------------------
5/15/99   FM2 FPU Radiometry Test                   Test Completed, Data Collected               $  200,000
------------------------------------------------------------------------------------------------------------------------------------
6/1/99    FM2 PSU Vibe Test                         Vibe Test Successfully Completed             $  200,000          $ 4,220,000
------------------------------------------------------------------------------------------------------------------------------------
6/1/99    Set FM2 DPU Timing                        Mate FPU/DPU, Set-DPU Timing                 $  100,000
------------------------------------------------------------------------------------------------------------------------------------
6/15/99   FM2 DPU Vibe Test                         Vibe Test Successfully Completed             $  200,000          $ 4,520,000
------------------------------------------------------------------------------------------------------------------------------------
7/1/99    FM2 PSU Thermal Test                      Thermal Test Successfully Completed          $  150,000          $ 4,670,000
------------------------------------------------------------------------------------------------------------------------------------
7/15/99   FM2 FPU Vibe Test                         Vibe Test Successfully Completed             $  150,000          $ 4,820,000
------------------------------------------------------------------------------------------------------------------------------------
8/1/99    Begin FM2 SSS Integration                 Work Order Released, Assembly Begun          $  150,000          $ 4,970,000
------------------------------------------------------------------------------------------------------------------------------------
8/15/99   FM2 SSS Thermal Cycle Test                Thermal Test Successfully Completed          $  150,000          $ 5,120,000
------------------------------------------------------------------------------------------------------------------------------------
9/1/99    Ship FM2                                  FM2 Shipped from Kodak                       $  450,000          $ 5,370,000
------------------------------------------------------------------------------------------------------------------------------------
10/1/99   FM2 Field Support                         30 Days of Field Support Provided by Kodak   $   65,000          $ 5,435,000
------------------------------------------------------------------------------------------------------------------------------------
11/1/99   FM2 Field Support                         30 Days of Field Support Provided by Kodak   $   65,000          $ 5,440,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 $5,200,000
------------------------------------------------------------------------------------------------------------------------------------

 Exhibit 4 - Pricing/Payments/Termination Liability/FM2 Option (amended 12/7/98)
 ------------------------------------------------------------------------------

FM1 and FM2 Pricing:


                     Description                                     Delivery Date                    Price
                     -----------                                     -------------                    -----
QuickBird Sensor Subsystem Non-recurring  Design                     Not applicable                   $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical
Parts for Flight Model 2                                               5 February                     $16,587,250
                                                                          1999

Small Changes authorized in EarthWatch Letters dated                   As noted in                    $   100,950
1/14/97, 1/28/97, 3/18/97, 4/8/97 and 4/23/97                         authorization
                                                                        letters

Monthly Risk Reduction SOW's                                          28 February                     $ 1,600,000
per amendments 5 through 7 plus 3/12/98 Letter of                        1998
Authorization

Completion of Flight Model 2                                          1 September                     $ 5,200,000
                                                                          1999

                                         Total Contract Price                                         $26,900,000
                                                                                                      ===========

                                  AMENDMENT 12
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a change to the delivery schedule, and program incentives. As noted herein, this contract is amended.

In addition, this amendment incorporates revisions to the following documents:

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

Article 3 is modified to include the following Exhibits as revised:

Exhibit 1 - Terms and Conditions shall be revised as follows:

Paragraph a)2 Liquidated Damages is modified to change scheduled delivery date of FM1 to February 15, 1999. The ten day grace period before liquidated damages begin to accrue is changed to February 25, 1999. All other provisions remain unchanged.

Paragraph a)3 Schedule Incentive applicable to the deliverable QuickBird Sensor Subsystem Flight Model 1 and Critical Parts for Flight Model 2 remains unchanged.

Exhibit 4 - Pricing/Payments/Termination Liability/FM2 Option, dated December 7, 1998. The Schedule for the deliverable QuickBird Sensor Subsystem- Flight Model 1 and Critical Parts for Flight Model 2 is revised to February 15, 1999. Invoice dates of all outstanding invoices are modified to be February 1, 1999 and no other payments will be due until that date, including payment of invoices 099Z765229 and 099Z765230.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH INCORPORATED

By:  /s/ Herbert F. Satterlee III             1/28/99
     -----------------------------------     --------------
     Herbert F. Satterlee III                Date
     Chief Executive Officer & President

EASTMAN KODAK COMPANY
By:  /s/ James S. Holmes                       2/2/99
     -----------------------------------     --------------
     James S. Holmes                          Date
     Contracts, Image Acquisition Systems

Exhibit 4 - Pricing/Payments/Termination Liability/FM2 Option (amended 12/7/98)
-------------------------------------------------------------------------------
FM1 and FM2 Pricing:

                  Description                                Delivery Date       Price
                  -----------                                -------------       -----
QuickBird Sensor Subsystem Non-recurring Design             Not applicable    $ 3,411,800

QuickBird Sensor Subsystem - Flight Model 1 and Critical
Parts for Flight Model 2                                      5 February      $16,587,250
                                                                 1999

Small Changes authorized in EarthWatch Letters dated         As noted in      $   100,950
1/14/97, 1/28/97, 3/18/97, 4/8/97 and 4/23/97               authorization
                                                              letters

Monthly Risk Reduction SOW's                                 28 February      $ 1,600,000
per amendments 5 through 7 plus 3/12/98 Letter of                1998
Authorization

Completion of Flight Model 2                                 1 September      $ 5,200,000
                                                                 1999

                              Total Contract Price                            $26,900,000
                                                                              ===========

                                 AMENDMENT 13
                                      to
                            CONTRACT 1M.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a change to support work out of scope to the contract.

This amendment incorporates changes to the following documents:

Paragraph 4.3 Small Changes Management

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

4.3  Small Changes Management
     -------------------------

     EarthWatch shall set-up and maintain a small changes reserve fund. The purpose of this small changes reserve fund is to enable the rapid approval of small efforts that are determined to be beyond the scope of the negotiated contract. The EarthWatch and Kodak Project Managers shall have the authority to identify and negotiate small changes in a timely manner. Changes under $25K may be negotiated verbally, but must be authorized in writing by the EarthWatch Project Manager or Contracts Manager. For changes over $25 K Kodak shall provide a brief description of the out-of-scope effort and a mini-proposal detailing the cost of the effort. These small changes shall not exceed $100k without a formal change to the Agreement. All authorized small changes shall be formally incorporated into the Agreement within 90 days.

     Two types of changes are possible: (1) fixed price and (2) cost reimbursable. Fixed price changes are those that can be adequately defined in advance and shall proceed as identified above. Cost plus changes shall be used where definition is not sufficient for a fixed price effort. For these changes, Earthwatch shall authorize, in writing, a funding limit for a particular change. Kodak shall accrue costs against this change per the following labor rate structure:

                      Grade          Hourly Rate
                     Engineer         @$146/hr.
                     Technician       @$112/hr
                     Mfg. Engineer    @$215/hr
                     Assembler        @$120/hr

                         Actual ODC costs

                                                                 Amendment 13 to
                                                          Contract 1M.SSS.0002.A

     These rates are those used by Kodak in their US government programs and will be updated on a yearly basis. EarthWatch is not obligated for costs incurred in excess of the funding limit. Kodak is not obligated to incur costs in excess of the funding limit.

     Individual small changes shall not exceed 100K without a formal change to the Agreement. Small changes may be invoiced on a monthly basis in accordance with the payment terms of the contract.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH INCORPORATED

By:  /s/ Herbert F. Satterlee III                      2/2/99
     -------------------------------------            ----------------------
     Herbert F. Satterlee III                    Date
     Chief Executive Officer & President

EASTMAN KODAK COMPANY

By:  /s/ James S. Holmes                               2/4/99
     -------------------------------------            ----------------------
     James S. Holmes                             Date
     Contracts, Images Acquisition Systems

                                  AMENDMENT 14
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUBSYSTEM

This Amendment is issued to incorporate a change to the delivery schedule, billing schedules, and program incentives. As noted herein, this contract is amended.

This amendment incorporates revisions to the following documents:

Exhibit I - Terms and Conditions is revised as noted.
Exhibit 4 - Pricing/Payments/Termination Liability Schedule (amended December 7,
            1998) revised as noted

BY THIS AMENDMENT, THE FOLLOWING CHANGES TO THE CONTRACT ARE MADE:

Article 3 is modified to include the following Exhibits as revised:

Exhibit 1 - Terms and Conditions shall be revised as follows:

Paragraph a)2), Schedule Penalties is deleted in its entirety.
                ------------------

Paragraph e) Payments subparagraph 2) Invoices: is deleted in its entirety and
                                      --------
replaced with the following:

Invoices: Kodak shall issue invoices in accordance with the milestone schedule
--------
set forth in Exhibit 4. Invoices shall describe the milestones completed, the amounts due for the milestones, and applicable taxes, if any. FM-2 completed milestone payments are deferred until the date of acceptance of FM-1. As of that date, Kodak will invoice one third (1/3) of the total accumulated FM-2 completed milestone schedule. The second one third (1/3) of the total accumulated FM-2 completed milestone schedule will be invoiced 30 days after the date of acceptance of FM-l. The final one third (1/3) of the total accumulated FM-2 completed milestone schedule will be invoiced 60 days after the date of acceptance of FM-1, making a total of three billings of 1/3 each of the total accrued FM-2 completed milestone as of the date of acceptance of FM-1. FM-2 milestones accomplished after the date of acceptance of FM-l will be billed upon completion, without deferral. The invoices shall be sent via overnight mail.

                                                               Amendment 14 to
                                                        Contract 1M.SSS.0002.A

Exhibit 4 is modified with the addition of the following note.

 . Termination liability for the FM-2 portion of the contract will be limited to $150,000 until delivery of FM-1, in accordance with Exhibit 1. As of the date of acceptance of FM-1, termination liability for the FM-2 portion will revert to the full value as defined in this Exhibit 4.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH INCORPORATED

By:  /s/ Herbert Satterlee III               3/17/99
     -----------------------------------    ------------
     Herbert Satterlee III                  Date
     Chief Executive Officer & President

EASTMAN KODAK COMPANY

By:  /s/ Jeffrey A. Wynn                     3/14/99
     -----------------------------------    ------------
     Jeffrey A. Wynn                        Date
     General Manager (Acting),
     Image Acquisition Systems

                                  AMENDMENT 15
                                       to
                             CONTRACT 1M.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                     EARTHWATCH QUICKBIRD SENSOR SUB-SYSTEM

This Amendment is issued to incorporate a revised Performance Specification for the QuickBird (QB) Spacecraft (S/C) Sensor Sub-System (SSS). As noted herein, this contract is amended.

This amendment incorporates revisions to the following documents:

Article 3 is modified as follows:

Exhibit 3: Replace Exhibit 3 EW: SE.1M.SSS.0004.B, dated 18 June 1997 with the attached Exhibit 3 EW: SE. 1M.SSS.004.C, dated 8 March 1999.

The contract price remains unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH INCORPORATED

By:  /s/ Shawn R. Thompson           4/15/99
     -------------------------      -----------
     Shawn R. Thompson              Date
     Director of Contracts

EASTMAN KODAK COMPANY

By:  /s/ James S. Holmes             7/8/99
     -------------------------      -----------
     James S. Holmes                Date
     Contract Negotiator
     Image Acquisition Systems

                                 AMENDMENT 16
                                      to
                            CONTRACT 1M.SSS.002.A
                                    between
              EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                   for the
                    EARTHWATCH QUICKBIRD SENSOR SUB-SYSTEM

This amendment is issued to incorporate Engineering Order SP0031A-018EOF1 into the subject contract to amend the QuickBird Sensor Subsystem Interface Control Document (SP0031A-018), Rev. F. Copies of this document, signed by the appropriate Eastman Kodak Company, Ball Aerospace and Technologies Corporation
(BATC), and EarthWatch, Inc. personnel and including enlarged "IS" drawings for sheets 15 and 19 were sent to you under separate cover by John Lumia of BATC in a letter dated April 28, 1999.

The contract price remains unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH INCORPORATED

By: /s/ Shawn R. Thompson                               5/13/99
    ---------------------                               -------
    Shawn R. Thompson                                   Date
    Director of Contracts


EASTMAN KODAK COMPANY

By: /s/ James S. Holmes                                 5/28/99
    ----------------------                              -------
    James S. Holmes                                     Date
    Contract Negotiator
    Image Acquisition Systems

                                 AMENDMENT 17
                                      to
                             CONTRACT IM.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                    EARTHWATCH QUICKBIRD SENSOR SUB-SYSTEM

This amendment is issued to authorize and incorporate three small changes into the contract in accordance with Paragraph 4.3 Small Changes Management, which was made a part of the contract by Amendment 13.

-Incorporate the following small changes:

1) Procedure writing, set-up, and taking of a max length (-3 sec), full width gradient image.Fixed Price: $5,000.

2) Max of 40 hours of engineering, manufacturing time to upgrade the Endeavor test set being sent to Ball to provide improved real-time image processing and display capability. Cost: NTE $6,000.

3) Max of 16 hours of engineering time to compare the "as built" pin-outs of FM-1 to the Spacecraft-SSS ICD. Cost: NTE $2,400.

The FFP contract price is increased by $5,000 to $26,905,000. Additionally, the two cost reimbursable items total a Not-to-exceed amount of $8,400.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

                                                                 Amendment 17 to
                                                           Contract 1M.SSS.002.A

EARTHWATCH INCORPORATED

By: /s/ Shawn R. Thompson         7/19/99
    -------------------------    ----------
    Shawn R. Thompson            Date
    Director of Contracts

EASTMAN KODAK COMPANY

By: /s/ James S. Homes            7/13/99
    -------------------------    ----------
    James S. Homes               Date
    Contract Negotiator
    Image Acquisition Systems

                                 AMENDMENT 18
                                      to
                             CONTRACT 1M.SSS.002.A
                                    between
               EARTHWATCH INCORPORATED and EASTMAN KODAK COMPANY
                                    for the
                    EARTHWATCH QUICKBIRD SENSOR SUB-SYSTEM

This amendment 18 is issued to authorize the noted small changes into the contract in accordance with Paragraph 4.3 Small Changes Management, which was made a part of the contract by Amendment 13.

In addition to that provided under paragraph 7.0, incorporate the following small changes:

1) Kodak shall provide field services in support of Sensor Subsystem Integration at Ball from 20 July 1999 to 25 September 1999 at a total price of $54,627. Additionally, Kodak shall provide field services in support of Sensor Subsystem Integration at Ball from 26 September 1999 to 14 November 1999 at a total price of $130,194. Travel and Per Diem associated with this field support is authorized at the total "cost" of $15,344. Kodak shall provide Rochester program and technical support to this field service effort at a total price of $1,818 and $1,206 respectively. In addition to the aforementioned, Kodak shall provide for the further improvement of the real-time display capability of the Endeavor test set and the Focal Plane Simulator measurements (requested via telecon) for the total price of $9,696 and $5,371 respectively. The cost reimbursable pricing for these items combine to total $218,256.

2) Kodak shall provide the Endeavor Test Set at Ball during the period 25 September 1999 to 12 November 1999. This is a firm-fixed price item for $73,500.

3) Kodak shall provide EMI testing to include the required software code, test set-up and tear down, and required test time for the total price of $52,515.

The FFP contract price is increased by $73,500 to $26,978,500. The cost reimbursable total in the contract is increased by $270,771 to $279,171.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

                                             Contract 1M.SSS.002.A
                                                      Amendment 18

EARTHWATCH INCORPORATED


       /s/ Shawn R. Thompson           12/23/99
By: -------------------------   Date -----------------
     Shawn R. Thompson
     Director of Contracts


EASTMAN KODAK COMPANY


     /s/ James S. Holmes               22 Dec. 99
By: -------------------------   Date ------------------
     James S. Holmes
     Contract Negotiator
     Image Acquisition Systems








2        EARTHWATCH INCORPORATED PROPRIETARY AND CONFIDENTIAL